USD 50,000,000.00

             AMENDED AND RESTATED CREDIT AGREEMENT


                          Provided by


                      DEN NORSKE BANK ASA

                               to

                     HORIZON VESSELS, INC.

                              and

               HORIZON OFFSHORE CONTRACTORS, INC.
                          as Borrowers

                     HORIZON OFFSHORE, INC.
                          as Guarantor


                   Dated as of May  __, 1998






                           TABLE OF CONTENTS


          Section 1. Definitions                                        1
               1.1  Certain Definitions                                 1
               1.2  Accounting Terms                                    10

          Section 2. Facility A.                                        10
               2.1  Reducing Revolving Loan.                            10

          Section 3. Facility B.                                        11
               3.1  Revolving Credit                                    11
               3.2  Borrowing Base                                      11
               3.3  Counter Indemnity                                   12
               3.4  Drawings Under Letters of Credit                    12
               3.5  Variations                                          12
               3.6  Security                                            12
               3.7  Certificates                                        12

          Section 4. The Notes.                                         12

          Section  5.  Manner of Drawdown and Issuance of Letters of
                        Credit                                          13

               5.1  Manner of Drawdown or Issuance                      13
               5.2  Disbursement of Funds                               13
               5.3  Failure to Borrow; Delay                            13

          Section 6. Interest                                           14
               6.1  Rate of Interest                                    14
               6.2  Payment of Interest                                 14
               6.3  Conversion of LIBOR Advance to Prime Advance        14
               6.4  Overdue Payment of Principal and Interest           15
               6.5  Compliance with Law                                 15

          Section 7. Loan Payments                                      15
               7.1  Payments on Non-Business Days                       15
               7.2  Reduction of Facility A                             16
               7.3  Repayment of Facility A and Facility B.             17
               7.4  [Intentionally Omitted]                             17
               7.5  Mandatory Prepayment                                17
               7.6  Payment Procedure                                   18
               7.7  Net Payments                                        18
               7.8  Rights of Set-off                                   18
               7.9  Changes in Circumstances                            19
               7.10 Unavailability of Dollars                           21
               7.11 Holding Account.                                    22
               7.12 Tax Treaty.                                         23

          Section 8. Security                                           23
               8.1  Mortgages                                           23
               8.2  Security Agreement                                  23
               8.3  Guaranty                                            23
               8.4  Holding Account Agreement.                          23
               8.5  Deed of Trust                                       23
               8.6  Further Assurances                                  23

          Section 9. Conditions Precedent                               24
               9.1  Documents Required as Conditions Precedent
                    to the Drawdown of the First Advance                24
               9.2  Additional Conditions Precedent to
                    Subsequent Advances and Letters of Credit           26
               9.3  Waiver of Conditions Precedent                      27

          Section 10. Fees and Expenses                                 27
               10.1 Fees                                                27
               10.2 Expenses                                            28
               10.3 General Indemnity                                   29
               10.4 Survival.                                           31

          Section 11. Representations and Warranties of Borrowers       31
               11.1 Due Incorporation, Qualification, Etc               31
               11.2 Capacity                                            31
               11.3 Authority and Enforceability                        31
               11.4 Governmental Approvals                              32
               11.5 Compliance with Other Instruments                   32
               11.6 Financial Statements                                32
               11.7 Material Adverse Events                             33
               11.8 Litigation, Etc                                     33
               11.9 Principal Place of Business                         33
               11.10 Patent and Other Rights                            33
               11.11 Taxes                                              33
               11.12 Employee Retirement Income Security Act of 1974    34
               11.13 Investment Company Act of 1940                     34
               11.14 Subsidiaries                                       34
               11.15 Environmental Compliance                           34
               11.16 Indebtedness                                       35

          Section 12. Affirmative Covenants of Borrowers                35
               12.1 Financial Statements, Reports and Inspection        35
               12.2 Insurance                                           38
               12.3 Other Debt                                          38
               12.4 Maintenance of Existence; Conduct of Business       38
               12.5 Financial Records                                   38
               12.6 Maintenance of Vessels                              39
               12.7 Environmental Compliance                            39
               12.8 Environmental Notifications                         39
               12.9 Environmental Indemnification                       40
               12.10 Notification of Total Loss                         41
               12.11 Additional Security                                41
               12.12 Year 2000 Compliance                               42

          Section 13. Negative Covenants of Borrowers                   42
               13.1 Liens                                               42
               13.2 Line of Business                                    43
               13.3 Consolidation, Merger, Etc                          43
               13.4 Modification of Agreements                          43
               13.5 Indebtedness                                        43
               13.6 Reportable Event                                    44
               13.7 Change of Legal Structure                           44
               13.8 Change of Place of Business                         44
               13.9 Management of Vessels                               44
               13.10 Subsidiaries                                       44
               13.11 Charter                                            44
               13.12 Modifications to Vessels                           44
               13.13 Sale of Vessel, Etc                                45
               13.14 Current Ratio                                      45
               13.15 Working Capital                                    45
               13.16 Fixed Charge Coverage Ratio.                       45
               13.17 Interest Coverage Ratio.                           45
               13.18 Debt Ratio                                         45
               13.19 Net Worth                                          45
               13.20 Compliance with Federal Reserve Board Regulations  45
               13.21 Loans and Investments                              46
               13.22 Contracts with Affiliates                          46
               13.23 Change of Management                               46
               13.24 Lease Expense.                                     46
               13.25 Dividends                                          46
               13.26 Use of Vessels                                     46
               13.27 Fiscal Years.                                      46

          Section 14. Events of Default                                 46
               14.1 Events                                              46
               14.2 Change of Control                                   49

          Section 15. Minimum Value, Evaluation and Additional Security 50
               15.1 Minimum Value                                       50
               15.2 Evaluation                                          50
               15.3 Failure to Maintain Minimum Value                   50

          Section 16. [Intentionally Omitted].                          51

          Section 17. Miscellaneous                                     51
               17.1 Entire Agreement                                    51
               17.2 No Waiver                                           51
               17.3 Survival                                            51
               17.4 Notices                                             51
               17.5 Termination                                         52
               17.6 Severability of Provisions                          52
               17.7 Successors and Assigns                              52
               17.8 Assignment and Participation                        52
               17.9 Counterparts                                        53
               17.10 Jurisdiction                                       53
               17.11 Choice of Law                                      54
               17.12 Waiver of Jury Trial                               54
               17.13 Amendment and Waiver                               55
               17.14 No Oral Agreements                                 55
               17.15 Headings, Etc                                      55
               17.16 Taxes                                              55
               17.17 Controlling Agreement                              55


          Schedule 1 -   List of Vessels
          Exhibit A-1 -  Facility A Promissory Note
          Exhibit A-2 -  Facility B Promissory Note
          Exhibit B - Request for Borrowing
          Exhibit C - Request for Letter of Credit
          Exhibit D - Borrowing Base Report
          Exhibit E - Form of Letter of Credit




                        AMENDED AND RESTATED CREDIT AGREEMENT


               THIS AMENDED  AND  RESTATED CREDIT AGREEMENT dated as of May

          13, 1998 (this "Credit Agreement"),  among Horizon Vessels, Inc.,

          a corporation organized and existing under  the laws of the State of  Delaware, Horizon Offshore Contractors, Inc.,  a  corporation organized  and  existing  under the laws of the State of Delaware

          (individually a "Borrower"  and  collectively  the  "Borrowers"),

          Horizon  Offshore,  Inc.,  a  corporation  organized and existing under the laws of the State of Delaware (the "Guarantor") and Den norske  Bank  ASA, a banking corporation organized  and  existing under the laws of the Kingdom of Norway (the "Lender").

                                 W I T N E S S E T H:

               WHEREAS, the  Borrowers  and  the  Lender  entered into that certain  Credit  Agreement  dated  as  of October 27,  1997  (the

          "Original Credit Agreement"), pursuant to which the Lender made a credit facility available to the Borrowers  in a principal amount

          of   up   to   Sixteen   Million   United  States  Dollars   (USD

          16,000,000.00) to repay existing debt  of  the  Borrowers, assist with  the  cost  of  upgrading  the  Vessels and provide  working capital for the Borrowers; and

               WHEREAS, the Borrowers and the Lender entered into Amendment

          No. 1 to the Original Credit Agreement  to,  among  other things,

          increase the amount available under the Original Credit Agreement to USD 20,000,000;

               WHEREAS,  the  Borrowers  have  requested  that  the  Lender

          increase   the   facility  provided  under  the  Original  Credit

          Agreement to up to USD 50,000,000;

               WHEREAS, the  Lender  is  prepared  to provide the financing described  above on the terms and conditions  contained  in  this

          Credit Agreement;

               NOW, THEREFORE,  in consideration of the above recitals, and

          other  good  and  valuable   consideration,   the   receipt   and

          sufficiency of which is hereby acknowledged, the parties agree as follows:

          Section 1. Definitions.

               1.1  Certain  Definitions.  As  used  herein,  the following terms shall have the following respective meanings:

               "Advance" means a loan by the Lender to the Borrowers  under this Credit Agreement.

               "Affiliate"  of any Person means (i) any Person directly  or indirectly controlled  by,  controlling  or  under common control with such first Person and (ii) any director or  officer  of such first  Person  or  of any Person referred to in clause (i) above.

          For the purposes of  this  definition  "control"  of  any  Person includes  (a)  with  respect  to  any corporation or other Person having  voting shares or the equivalent  and  elected  directors,

          managers,  or Persons performing similar functions, the ownership or power to vote, directly or indirectly shares or the equivalent representing  50% or more of the power to vote in the election of directors, managers  or Persons performing similar functions, (b)

          ownership of 50% or more  of the equity or beneficial interest in any other entity and (c) the  ability  to direct the business and affairs of any Person by acting as a general  partner, manager or otherwise.

               "Borrowing Base" means at any time an amount equal to 80% of the face value of Eligible Accounts from a U.S.  domiciled Person payable in USD.

               "Breakage  Cost"  means  any amount reasonably necessary  to compensate  the Lender for costs  or  expenses  incurred  by  the

          Lender in connection  with  the  payment  or  acceleration of the

          Loan, in whole or in part, whether voluntarily  or involuntarily,

          on  a  date  which  is  not the last date of the then  applicable

          Interest Period for the portion of the Loan being paid, including

          (without limitation) any  loss incurred in obtaining, liquidating or employing deposits from third parties.

               "Business Day" means any  day  on which commercial banks are open  for business in Houston, Texas,  New  York,  New  York  and

          London, England.

               "Cash  Equivalents"  means (i) securities issued or directly and fully guaranteed or insured  by  the United States of America or any agency or instrumentality thereof having maturities of not more than one (1) year from the date of  acquisition,  (ii)  time deposits (including Eurodollar time deposits) and certificates of deposit  of  any  bank  meeting  the  qualifications specified in clause (iv) below with maturities of not  more  than 90 days from

          the   date   of   acquisition,  (iii)  fully  secured  repurchase

          obligations with a  term  of not more than 90 days for underlying securities of the types described in clause (i) entered into with any  bank meeting the qualifications  specified  in  clause  (iv)

          below,  (iv) commercial paper issued by the parent corporation of any bank  referred  to in this clause (iv) or any commercial bank of recognized standing  having  capital  and surplus in excess of

          USD 300,000,000.00 and commercial paper rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation  or  at least

          P-2 or the equivalent thereof by Moody's Investor Services, Inc.,

          and  in  each  case  maturing  within  90  days after the date of acquisition,  and  (v) remarketed certificates  of  participation issued through any bank  meeting  the qualifications specified in clause (iv) above rated at least A-2 or the equivalent thereof by

          Standard & Poor's Corporation or at  least  P-2 or the equivalent thereof by Moody's Investor Services, Inc. and maturing within 90 days after the date of acquisition.

               "Commitment" means a maximum of USD 50,000,000.00  as it may be  reduced from time to time pursuant to the provisions of  this

          Credit Agreement.

               "Commitment Reduction Date" means the last day of each month following the Facility A Conversion Date.

               "Controlled    Group"   means   a   "controlled   group   of

          corporations" as defined  in  Section  1563(a)  of  the  Internal

          Revenue  Code  of 1986, as amended, determined without regard  to

          Section 1563(a)(4)  and (e) (3) (C) of such Code, of which either

          Borrower is a part.

               "Credit Facility" means the aggregate amount of Advances and

          Letters of Credit made  hereunder and the aggregate amount of the unused but still available portion of the Commitment.

               "Current Assets" means  those  assets of the Guarantor which would  in accordance with GAAP be classified  on  a  consolidated basis as  current  assets  of a corporation conducting a business the same as or similar to the business of the Guarantor.

               "Current Liabilities" means  Indebtedness  of  the Guarantor

          which   would  in  accordance  with  GAAP  be  classified  on   a

          consolidated  basis  as  current  liabilities  of  a  corporation conducting  a business the same as or similar to the business  of the  Guarantor,  excluding  the  current  maturities  of  amounts

          outstanding   under   this   Credit  Agreement  and  the  current

          maturities of the Borrowers' or  the  Guarantor's other long-term debt.

               "Current Ratio" means the ratio of  the  Guarantor's Current

          Assets to the Guarantor's Current Liabilities.

               "Debt   Ratio"  means  the  Guarantor's  total  consolidated

          Indebtedness divided  by the sum of consolidated Indebtedness and stockholders' equity.

               "Deed of Trust" means  the Deed of Trust, Security Agreement and Absolute Assignment of Leases  and  Rents  on the real estate and improvements owned by Horizon Vessels, Inc.  in  Port Arthur,

          Jefferson County, Texas in form and substance satisfactory to the

          Lender.

               "Dollars" and the sign "USD" mean lawful money of the United

          States of America.

               "Drawdown Date" means the date upon which an Advance is made or a Letter of Credit is issued.

               "EBITDA" means, for any period, the consolidated earnings of the  Guarantor  during  such  period  from continuing operations,

          before gains or losses on sales of assets  (to  the  extent  such

          gains   or  losses  are  included  in  earnings  from  continuing

          operations)  and  extraordinary  items, as determined under GAAP,

          federal, state, foreign and local income taxes, Interest Expense,

          depreciation and amortization.

               "Eligible Accounts" means, at any time, the aggregate amount of the Borrowers' accounts receivable  for  the shipment and sale of products or for services rendered for which invoices have been issued and payment for which is due within sixty  (60)  days.  In determining  accounts  receivable constituting Eligible Accounts,

          there shall be excluded  (i) accounts receivable remaining unpaid for a period of more than  ninety  (90)  days  from  the  date of invoice (or due date in the case of instruments, lease agreements and chattel paper), (ii) accounts receivable arising from sale to or  services  rendered  for  any  subsidiary  or Affiliate of the

          Borrowers, if any, (iii) accounts receivable in  which the Lender does not have a first priority perfected security  interest, (iv)

          accounts receivable which are subject to a right of offset, claim or  defense,  (v)  accounts  receivable  due  from  suppliers  of materials  or inventory to the Borrowers to the extent  that  the

          Borrowers  are   indebted  to  such  suppliers  with  respect  to

          materials  or supplies  purchased  by  the  Borrowers  from  such suppliers, (vi)  accounts  receivable due from customers known to be insolvent or in bankruptcy  proceedings,  and  (vii)  accounts receivable rejected in whole or in part by the Lender in its sole discretion as containing unacceptable risk.

               "Equipment" shall have the meaning set forth in Section 1.01 of the Security Agreement.

               "ERISA" means the Employee Retirement Income Security Act of

          1974, as amended.

               "Event  of  Default"  means  each  of  the Events of Default described in Section 14 hereof.

               "Excess Cash Flow" means for any period,  EBITDA  minus  the sum  of  total Interest Expense, principal payments on Facility A

          (both scheduled and optional) and actual Taxes paid.

               "Facility  A"  means  the  USD  30,000,000.00 senior secured reducing revolving loan provided for in  Section 2 of this Credit

          Agreement, as reduced pursuant to Section 7.2(a).

               "Facility A Commitment" means a maximum of USD 30,000,000.00 as it may be reduced from time to time pursuant to the provisions of this Credit Agreement.

               "Facility A Conversion Date" means March 31, 1999.

               "Facility A Maturity Date" means April 30, 2003.

               "Facility A Note" means the secured promissory  note  of the

          Borrowers  in the original principal amount of USD 30,000,000.00,

          substantially in the form of Exhibit A-1 hereto and all renewals,

          extensions, rearrangements and replacements thereof.

               "Facility  B"  means  the  USD  20,000,000.00 senior secured

          revolving  loan  provided  for  in  Section   3  of  this  Credit

          Agreement.

               "Facility B Commitment" means a maximum of USD 20,000,000.00 as it may be reduced from time to time pursuant to the provisions of this Credit Agreement.

               "Facility B Maturity Date" means July 31, 2000.

               "Facility B Note" means the secured promissory  note  of the

          Borrowers  in the original principal amount of USD 20,000,000.00,

          substantially in the form of Exhibit A-2 hereto and all renewals,

          extensions, rearrangements and replacements thereof.

               "Fixed  Charge  Coverage Ratio" means for any period, EBITDA divided by the sum total  of  Interest Expense, required payments under this Credit Agreement, and actual Taxes paid.

               "GAAP"  means generally accepted  accounting  principles  in effect from time to time in the United States of America.

               "Governmental  Agency"  means  any  United States or foreign

          government   or   any   state,  department  or  other   political

          subdivision  thereof  or governmental  body,  agency,  authority,

          department or commission  (including without limitation any court

          or   tribunal)  exercising  executive,   legislative,   judicial,

          regulatory  or  administrative  functions  of  or  pertaining  to government  and  any  corporation,  partnership  or  other entity directly or indirectly owned by the foregoing.

               "Guaranty"  means  the  guaranty  by  the  Guarantor of  the

          Borrowers' obligations under this Credit Agreement  and the Notes dated  October 27,  1997,  as amended and ratified from  time  to time.

               "Hazardous Substances"  means petroleum and used oil, or any other pollutant or contaminant,  hazardous,  dangerous  or  toxic waste,  substance  or  material  as  defined in the Comprehensive

          Environmental Response, Compensation and  Liability  Act of 1980,

          as  amended,  42  U.S.C.  Section 9601, et seq. (hereinafter called

          "CERCLA");  the  Resource  Conservation  and  Recovery   Act,  as

          amended, 42 U.S.C. Section 9601, et seq. (hereinafter called "RCRA");

          the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601,

          et  seq. (hereinafter called  "TSCA");  the  Hazardous  Materials

          Transportation Act, as  amended,  49  U.S.C.  Section 1801, et seq.

          (hereinafter  called  "HMTA"); the Oil Pollution Act of 1990,  33

          U.S.C. Section 2701 et seq. (hereinafter called "OPA"); or any other statute,  law,  ordinance, code or regulation of any Governmental

          Agency relating to  or imposing liability or standards of conduct concerning the use, production,  generation,  treatment, storage,

          recycling, handling, transportation, release, threatened  release or  disposal  of  any waste, substance or material, currently  in effect or at any time hereafter adopted.

               "Holding Account  Agreement"  means  the agreement among The

          Frost  National Bank, the Borrowers and the  Lender  establishing the lock  box  arrangement  for  the  accounts  receivable of the

          Borrowers, in form and substance satisfactory to the Lender.

               "Indebtedness" of the Borrowers or the Guarantor  means  all items  of  indebtedness  which, in accordance with GAAP, would be included in determining liabilities  as  shown  on  the liability side of a balance sheet of the Borrowers or the Guarantor,  as of the  date  as  of  which  indebtedness  and  liabilities is to be determined and shall include all indebtedness  and liabilities of others assumed or guaranteed by the Borrowers or the Guarantor or

          in   respect  of  which  the  Borrowers  or  the  Guarantor   are

          secondarily  or contingently liable (other than by endorsement of

          instruments  in   the   course   of  collection  and  performance

          guarantees and similar transactions  entered into in the ordinary course of business) whether by reason of any agreement to acquire such indebtedness or to supply or advance  sums  or otherwise but shall exclude deferred Taxes.

               "Indemnity Payment" means a payment by the Borrowers  to the

          Lender  equal  to the amount the Lender has paid to a beneficiary under  a Letter of  Credit  in  accordance  with  the  terms  and conditions of such Letter of Credit and this Credit Agreement.

               "Interest  Coverage Ratio" means, for any period, EBITDA for such period divided by Interest Expense of the Guarantor for such period.

               "Interest Expense"  means,  with  respect to any Person, for any period of determination, its interest  expense  determined in accordance with GAAP.

               "Interest  Payment  Date"  means, with respect to any  Prime

          Advance, the last Business Day of each month and, with respect to any LIBOR Advance, the end of each Interest Period except if such

          Interest Period is longer than ninety  (90)  days,  every  ninety

          (90) days and at the end of such Interest Period.

               "Interest  Period"  means with respect to any LIBOR Advance,

          each period selected by the  Borrowers  for  which  the  rate  of interest  on  such  LIBOR  Advance  is  fixed  being  the  period commencing  on  the  date of the LIBOR Advance or the date of the expiration  of  the preceding  Interest  Period  for  such  LIBOR

          Advance and ending on the corresponding day in the calendar month selected by the Borrowers which is one (1) month, two (2) months,

          three (3) months or six (6) months later or, if such month has no numerical corresponding  day,  on  the  last Business Day of such

          month.   If the last day of any such Interest  Period  is  not  a

          Business Day,  then  such  Interest  Period shall end on the next

          succeeding Business Day, subject to Section 7.1  hereof.   If any

          Interest  Period  determined  hereunder  would  extend beyond the

          Maturity  Date,  such Interest Period shall end on  the  Maturity

          Date.

               "IPO" means the  initial public offering of shares of common stock of the Guarantor.

               "Letter of Credit"  means  a standby letter of credit issued by Lender pursuant to Section 3.3 below substantially in the form of Exhibit D attached hereto.

               "LIBOR Advance" means a Facility  A  Advance or a Facility B

          Advance  as  to  which  the  Borrowers  have  selected  LIBOR  to determine the interest rate.

               "LIBOR  Rate" means in respect of any Interest  Period,  the rate of interest  per annum at which deposits in U.S. Dollars are offered  to  major  banks  in  the  London  interbank  market  at approximately  11:00 a.m.  (London  time),  as  reported  by  the

          Telerate System  page 3750 or such other page as may replace such page 3750 on such  system  (rounded upwards, if necessary, to the

          nearest  one-sixteenth  of  one   percent)  for  the  purpose  of

          reporting London Interbank Offered Rates of major banks under the heading for British Bankers Association Interest Settlement Rates

          in the column designated "USD" (U.  S.  Dollar), two (2) Business

          Days before the first day of an Interest  Period.   In  the event

          that LIBOR interest rates are not reported on the Telerate System or  such  reported  rates  are  not  applicable  to  the selected

          Interest Period, the Lender shall notify the Borrowers  and  upon such  notification,  the  LIBOR Rate shall mean in respect of any

          Interest Period the rate of  interest per annum (rounded upwards,

          if necessary, to the nearest one  sixteenth  of  one  percent) at which the Lender is able to acquire funds in Dollars equal to the outstanding  amount  of the Advance for which the rate is  to  be determined for the duration  of  the  relevant Interest Period in the London Interbank Eurocurrency Market  at  or about 11:00 a.m.

          London time on the second Business Day prior to  the commencement of  the  relevant Interest Period for value on the first  day  of such Interest  Period,  or at such time in any alternative marker for such funds available to the Lender, as notified by the Lender to the Borrowers, such notification, absent manifest error, to be conclusive.

               "Loan" means the principal  amounts  advanced  by the Lender hereunder  and  outstanding,  the  face amount of all Letters  of

          Credit outstanding hereunder, and the  principal  amount  of  any unpaid Indemnity Payments outstanding hereunder.

               "Loan Documents" means this Credit Agreement, the Mortgages,

          the  Security  Agreement,   the  Deed of Trust, the Guaranty, the

          Holding Account Agreement and the Notes.

               "Material adverse effect" or "materially adversely affected"

          means, unless specified otherwise, to affect in a material manner the ability of the Borrowers to perform  their  obligations under this Credit Agreement or the ability of the Guarantor  to perform its obligations under the Guaranty.

               "Mortgages"  means  the United States First Preferred  Fleet

          Mortgage on the U.S. flag  Vessels,  the  Vanuatu First Preferred

          Fleet  Mortgage  on the Vanuatu flag Vessels,  and  the  Bahamian

          Statutory Mortgage  and Deed of Covenants respecting the Bahamian flag vessel, each in  form  and  substance  satisfactory  to  the

          Lender.

               "Net  Worth"  means  the  sum  of  the  (i) par value of the

          Guarantor's  and  the  Borrowers' common stock, (ii)  capital  in excess of par value of the  Guarantor and the Borrowers and (iii)

          retained  earnings  of  the  Guarantor  and  the  Borrowers,  but excluding the amount of any write-up  of  any  assets  over their depreciated cost.

               "Notes" means the Facility A Note and the Facility B Note.

               "Obligations" means and includes all loans, advances, debts,

          liabilities,   obligations,   letters  of  credit  or  any  other

          financial  accommodations, howsoever  arising,  owing  by  either

          Borrower to  the Lender of every kind and description (whether or not for the payment  of  money);  direct or indirect, absolute or contingent,  due  or  to become due, now  existing  or  hereafter arising pursuant to the terms of this Credit Agreement, the Notes and the  other Loan Documents, including, without limitation, all interest and other expenses  that  the Borrowers are obligated to pay thereunder.

               "Person" means any natural person, corporation, partnership,

          limited   liability   company,  firm,  association,   government,

          Governmental Agency or  any other entity other than the Borrowers and whether acting in an individual, fiduciary or other capacity.

               "Plan" means any employee  pension  benefit  plan subject to

          Title IV of ERISA and maintained by the Borrower or any member of a  Controlled Group, or any such plan, to which the  Borrower  or any  member  of  a  Controlled Group is required to contribute on behalf of any of its employees.

               "Prime Advance"  means  a Facility A Advance or a Facility B

          Advance as to which the Borrowers have selected the Prime Rate to determine the interest rate or  as  to  which  the Prime Rate has been applied pursuant to Section 6.3(b) below.

               "Prime Rate" means the rate announced by the  Lender  at its

          New York, New York office from time to time as its prime rate.

               "Reportable  Event"  means a reportable event as defined  in

          Section 4043 of ERISA (29 U.S.C. Section 1343), except events for which the  notice  provision has been waived  by the Pension Benefit

          Guaranty Corporation.

               "Request  for  Borrowing"  means  each request for borrowing given  by  the  Borrowers  pursuant  to  Section  5.1(c)  hereof,

          substantially in the form attached hereto as Exhibit B.

               "Request for Letter of Credit" means a Request for Letter of

          Credit given by the Borrowers pursuant to  Section 5.1(d) hereof,

          substantially in the form attached hereto as Exhibit C.

               "Security Agreement" means the security agreement on certain of the Borrowers' assets and revenues from the  Borrowers  to the

          Lender dated as of October 27, 1997, as amended and ratified.

               "Taxes"  means any present or future taxes, levies, imposts,

          duties or other  charges  of  whatsoever  nature  imposed  by any

          Governmental Agency or taxing authority thereof.

               "Total  Assets" means the value of all of the assets of  the

          Borrowers on a  consolidated  basis  using book value except that the Vessels shall be included in such  valuation  at  their  fair market  values  as  determined  pursuant  to Section 15.2 of this

          Credit Agreement.

               "Total Debt" means all Indebtedness of  the  Guarantor  on a consolidated  basis  including,  but  not limited to, obligations under long term charters, capital leasing obligations, guaranties of indebtedness, contingent liabilities  and  subordinated  debt,

          all  in  amounts,  if  any, required to be carried as liabilities according to GAAP.

               "Total Loss" means  in  respect  of any Vessel (i) actual or constructive  or  compromised  or arranged  total  loss  of  such

          Vessel;  or  (ii)  requisition  for  title  or  other  compulsory acquisition  of such Vessel otherwise  than  by  requisition  for

          hire;  or  (iii)   capture,   seizure,   arrest,   detention   or

          confiscation  of  such  Vessel  by  any  government or by persons acting  or purporting to act on behalf of any  government  unless such Vessel  is  released  from  such  capture,  seizure, arrest,

          detention  or  confiscation  within  thirty  (30)  days   of  the

          occurrence  thereof.   A  Total  Loss  shall  be  deemed  to have

          occurred (a) in the event of an actual total loss of a Vessel, on the  date  of  such  loss, (b) in the event of damage to a Vessel which results in a constructive  or compromised or arranged total loss of such Vessel, on the date of  the  occurrence of the event giving  rise  to  such damage, or (c) in the case  of  any  event referred to in clauses  (ii)  or  (iii) above, on the date of the occurrence of such event.

               "Vessels" means the four (4) U.S. flag barges, the three (3)

          Vanuatu flag barges, and the one (1)  Bahamas flag diving support vessel  listed on Schedule 1 attached hereto and any other vessel mortgaged to the Lender pursuant to Section 12.11 below.

               "Working  Capital"  means  the  excess  of  the  Guarantor's

          Current Assets over its Current Liabilities.

               1.2  Accounting Terms.  Except as  expressly  stated herein,

          all  accounting  terms not specifically defined herein  shall  be construed in accordance  with  GAAP consistent with those applied in preparation of the consolidated  financial  statements  of the

          Borrowers referred to in Section 12.1 hereof.

          Section 2. Facility A.

               2.1  Reducing Revolving Loan.

                    (a) Upon the terms and subject to the conditions herein

               set  forth,  the  Lender  agrees  to make the senior secured reducing revolving loan to the Borrowers  by,  from  time to time  prior  to the Facility A Maturity Date, making one  or more Advances  to  the Borrowers in a total principal amount not to exceed the lesser  of  (i) USD 30,000,000.00 and (ii)

               such amount as reduced pursuant to Sections 7.2(a).

                    (b) Facility A will be advanced  in  minimum increments

               of USD 100,000.00.

                    (c)  The  Facility  A  Advances  are  subject   to  the

               following further provisions:

                         (i)  at  no  time shall Facility A Advances exceed

                    thirty-five percent (35%) of the appraised value of the

                    Vessels at any time; and

                         (ii) prior to the  Facility  A  Maturity  Date, the

                    Borrowers  may  borrow  under  Facility  A,  repay such

                    Facility  A  Advances  in  the  manner provided for  in

                    Section 7.3(a) below and reborrow such amounts.

          Section 3. Facility B.

               3.1  Revolving Credit.  Upon the terms  and  subject  to the conditions herein set forth, the Lender agrees to make the senior secured revolving credit available to the Borrowers by, from time to  time prior to the Facility B Maturity Date, making an Advance or Advances  to  the  Borrowers or issuing one or more Letters of

          Credit  for the account  of  the  Borrowers,  provided  that  the aggregate  face  amount  of  all  Letters  of  Credit outstanding hereunder  shall  not  at  any  time  exceed USD 10,000,000,  and provided further that the principal amounts  of  all  outstanding

          Facility  B  Advances  and  the  face amount of Letters of Credit shall not exceed, in the aggregate,  USD 20,000,000.00 at any one time.  No Letter of Credit shall have a duration in excess of two

          (2) years and no Letter of Credit shall  have  a  duration beyond the  Facility B Maturity Date.  Within such limit, the  Borrowers may borrow,  repay  pursuant to Section 7.3(a) and reborrow under this Section 3.1.  Each  borrowing  by  the  Borrowers  from  the

          Lender  under  this  Section  shall  be in an aggregate principal amount of at least USD 200,000.00 and  in  integral  multiples of

          USD 100,000.00.

               3.2  Borrowing Base.

                    (a) Notwithstanding any other provision of this  Credit

               Agreement,  the  aggregate  principal  amount  of Facility B

               Advances  and  the face amount of Letters of Credit  at  any time outstanding  shall  not  be  in excess of the Borrowing

               Base.

                    (b) As an additional condition precedent to the initial

               Advance, all subsequent Advances and  any  Letters of Credit issued under Facility B, the Borrowers shall  provide to the

               Lender a Borrowing Base Report.

                    (c) If at any time the test of Section 3.2(a)  above is

               not  met,  the  Borrowers  shall  at  the Lender's direction either  (i)  within ten (10) Business Days  provide  to  the

               Lender  sufficient   additional   collateral   in  form  and

               substance  satisfactory to the Lender as shall be  necessary to insure that the test of Section 3.2(a) above is satisfied or (ii) within  three  (3)  Business Days prepay pursuant to

               Section 7.4 hereof an amount  as  may be necessary to reduce the aggregate principal amount outstanding  under Facility B to  an  amount  which  will allow the test of Section 3.2(a)

               above to be met.  The cure  periods listed above shall start running on the date notice of the Lender's decision is given to the Borrowers.

               3.3  Counter Indemnity.

               The  Borrowers  jointly and severally  agree  to  make  each

          Indemnity Payment to the  Lender  immediately  on  demand  of the

          Lender.

               3.4  Drawings Under Letters of Credit.  The Lender shall not concern  itself  with  the  regularity or propriety of any demand made under any Letter of Credit,  provided  that  such  demand is made  in  the  manner  called  for  in  such Letter of Credit and

          (subject to such proviso) it shall not be a defense to a claim of the  Lender  under this Section 3.4 that the  Lender  could  have resisted the payment in respect of which such claim is made.

               3.5  Variations.   The  Borrowers'  obligations  under  this

          Section  3  shall not be in any way discharged or impaired by any variation of  the  terms  of  any Letter of Credit or this Credit

          Agreement or any document executed  pursuant  hereto to which the

          Borrowers have expressly consented in writing.

               3.6  Security.   The  Borrowers'  obligations   under   this

          Section 3 shall be in addition to and not in substitution for any security  now  or  hereafter held by the Lender in respect of its obligations under this Credit Agreement.

               3.7  Certificates.   A certificate together with evidence of

          payment submitted by the Lender to the Borrowers as to the amount of any Indemnity Payment owed  to  the  Lender  in  respect  of a

          Letter  of  Credit  shall (save for manifest error) be conclusive and binding on the Borrowers for all purposes.

          Section 4. The Notes.

                    (a) The Borrowers' joint and several obligations to pay

               the  principal of,  and  interest  on,  the  Loan  shall  be evidenced by the Notes.

                    (b) At the time of the making of each Advance, and upon

               each payment of the principal of the Loan, the Lender shall,

               and is  hereby  authorized  to, make a notation on the Notes specifying the date and the amount  of  such Advance or such payment.  Failure to make any such notation  shall not limit or  otherwise  affect  the  Borrowers'  or  any  guarantor's obligations  in  respect  of  this  Credit Agreement or  the

               Notes.

          Section 5. Manner of Drawdown and Issuance of Letters of Credit.

               5.1  Manner of Drawdown or Issuance.  The Borrowers may draw an Advance or have a Letter of Credit issued upon:

                    (a) The Lender's prior satisfaction  that  the relevant

               conditions  set  out in Section 9 herein have been  complied with;

                    (b) No event having occurred to the actual knowledge of

               the Borrowers which,  with  or  without  notice  or lapse of time, would constitute an Event of Default;

                    (c) The Lender having received from the Borrowers,  for

               an  Advance, an irrevocable Request for Borrowing (i) before

               10:00  a.m.  New  York  time at least three (3) and not more than ten (10) Business Days  in  the case of a LIBOR Advance and (ii) before 3:00 p.m. New York time at least one (1) and not more than ten (10) Business Days  in the case of a Prime

               Advance  prior  to  the  Drawdown  Date  selected   by   the

               Borrowers.

                    (d)  The Lender having received from the Borrowers, for

               the issuance  of  a Letter of Credit, an irrevocable Request for Letter of Credit  at  least five (5) Business Days prior to the Drawdown Date on which  the Letter of Credit is to be issued.

               5.2  Disbursement of Funds.  Disbursement  of  each  Advance proceeds shall be made by the Lender to the Borrowers as directed by the Borrowers in the Request for Borrowing.

               5.3  Failure  to  Borrow; Delay.  If the borrowing described in any Request for Borrowing  or  the  issuance  of  a  Letter of

          Credit  described  in  any Request for Letter of Credit fails  to take place or is delayed  because any of the conditions specified in Section 9 below are not satisfied, the Borrowers shall jointly and severally indemnify the Lender against any loss incurred as a result of the giving of such Request for Borrowing or Request for

          Letter of Credit, including without limitation any loss resulting from actions taken by the Lender  to  fund the requested Advance,

          but  excluding any loss resulting from the  gross  negligence  or willful  misconduct  of  the Lender.  A certificate of the Lender stating in reasonable detail  the  amount  of, and basis for, any such  loss  incurred  by  the  Lender shall be conclusive  absent manifest error.

          Section 6. Interest.

               6.1  Rate of Interest.

                    (a) The Borrowers agree  to  pay interest in respect of

               all amounts outstanding under any LIBOR  Advance  at  a rate per annum of the LIBOR Rate plus 3%.

                    (b)  The Borrowers agree to pay interest in respect  of

               all amounts  outstanding  under  any Prime Advance at a rate per annum of the Prime Rate plus 1/2%.

                    (c)  Interest  on  unpaid principal  amounts  of  LIBOR

               Advances shall be computed  on  the  basis  of a year of 360 days and the actual number of days elapsed.

                    (d)  Interest  on  unpaid  principal amounts  of  Prime

               Advances shall be computed on the  basis  of  a  year of 365 days or, when applicable, 366 days.

                    (e)  The Borrowers agree to pay interest in respect  of

               all Indemnity  Payments  at  a  rate  per annum equal to the

               Prime Rate plus 2 and 1/2% from the date  the  obligation to make  an  Indemnity  Payment arises to the date of  payment.

               Interest on unpaid Indemnity  Payments  shall be computed on the  basis  of a year of 365 days or, when  applicable,  366 days.

               6.2  Payment  of  Interest.   Except  as provided in Section

          6.1(e)  above  with  respect  to interest on Indemnity  Payments,

          interest shall be paid by the Borrowers  on each Interest Payment

          Date.

               6.3  Conversion of LIBOR Advance to Prime Advance.

                    (a)  At  the  end of any Interest Period  for  a  LIBOR

               Advance, the Borrowers may, by irrevocable written notice to the Lender received  at  least three (3) Business Days prior to the end of such Interest  Period,  elect  to convert such

               Advance to a Prime Advance.

                    (b) The Borrowers shall notify the Lenders before 10:00

               a.m. New York time three (3) Business Days prior  to the end of  each  Interest  Period  for any LIBOR Advance as to  the length  selected  by the Borrowers  for  the  next  Interest

               Period.  If no such  notice  is  given,  such  LIBOR Advance shall automatically convert to a Prime Advance.

               6.4  Overdue  Payment  of  Principal and Interest.   Overdue

          principal  of,  and  (to the extent  permitted  by  law)  overdue interest in respect of,  amounts  due under this Credit Agreement shall bear interest, payable on demand, at a rate per annum which shall be 2% in excess of the interest  rate  otherwise applicable pursuant to Section 6.1 above.

               6.5  Compliance with Law.  Notwithstanding  any provision of this Credit Agreement or the Notes to the contrary,  in  no event shall  the  aggregate  amount  of consideration which constitutes interest  under  any  applicable law  which  is  contracted  for,

          charged or received hereunder  or  under this Credit Agreement or the Notes ("Interest") exceed the maximum  amount  of nonusurious interest allowed by law, and any excess shall be credited on this

          Credit Agreement or the Notes (or if all obligations  under  this

          Credit  Agreement  and  the  Notes  shall have been paid in full,

          refunded to the Borrowers).  For purposes  of  the foregoing, the maximum amount of interest allowed by law shall  be calculated by determining the amount of interest that could be contracted  for,

          charged or received during the term hereof at the maximum rate of nonusurious  interest allowed from time to time by applicable law as is now or,  to  the extent allowed by law, as may hereafter be in effect (the "maximum  nonusurious  interest  rate") and, if at any time the rate of Interest to accrue would exceed  the maximum nonusurious  interest rate, the rate of Interest to accrue  under the Notes shall  be  limited  to the maximum nonusurious interest rate, but any subsequent reductions  in  the  LIBOR  Rate  or the

          Prime  Rate shall not reduce the rate of Interest to accrue under

          this  Credit   Agreement  or  on  the  Notes  below  the  maximum

          nonusurious interest  rate  until  the  total  amount of Interest accrued  and  paid under this Credit Agreement or  on  the  Notes equals the amount  of Interest which could have accrued if a rate per annum equal to the  LIBOR Rate plus 3% or the Prime Rate plus

          1/2% had at all times been in effect.

          Section 7. Loan Payments

               7.1  Payments on Non-Business Days.  Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day which is not a Business  Day, the due date thereof shall be extended to the next succeeding  Business Day; provided, however,

          that if such next succeeding Business Day is in a new month, then the payment required under this Credit  Agreement  or  the  Notes shall  be  made  on the first Business Day preceding the original

          date on which payment  was  due.   If  a payment of principal has

          been  extended pursuant to this Section 7.1,  interest  shall  be payable  on  such  principal  at  the applicable rate during such extension.

               7.2  Reduction of Facility A.

                    (a)  Following  the Facility  A  Conversion  Date,  the

               Facility A Commitment shall be permanently reduced by forty-

               eight (48) consecutive monthly reductions on each Commitment

               Reduction Date.  Each  reduction  shall  be in the amount of

               USD 625,000, provided that the final reduction  shall  be in the  amount  required  to  reduce  Facility A to zero.  Such

               reductions   in   the   Facility  A  Commitment   shall   be

               irrespective of whether any  amounts  are  outstanding under

               Facility A and irrespective of whether any repayment  is due by the Borrower under Section 7.2(b) below.

                    (b)  If the amount outstanding under Facility A on  any

               Commitment  Reduction  Date  is  greater  than  the Lender's

               Facility  A  Commitment  on  such Commitment Reduction  Date

               (after  taking  into  account any  reduction  under  Section

               7.2(a)  above),  the  Borrower   shall   reduce  the  amount

               outstanding under Facility A by a payment  of such excess on such  Commitment Reduction Date together with  any  interest accrued on such amount.

                    (c)  The  Borrowers shall have the right to permanently

               reduce the Facility  A  Commitment  in  whole  or  in  part,

               without  premium  or  penalty, from time to time pursuant to this Section 7.2(c) on the following terms and conditions:

                         (i) the Borrowers  shall  give the Lender at least

                    four  (4) Business Days' prior written  notice  of  its

                    intent  to reduce the Facility A Commitment, the amount

                    of such reduction and the date of such reduction;

                         (ii)  each  such  reduction shall be in a principal

                    amount  of  at least USD  200,000.00  and  in  integral

                    amounts of USD 100,000.00; and

                         (iii) such  reduction  of  the Facility A Commitment

                    shall be permanent and irrevocable.

                    (d)  Within  sixty  (60) days after  the  end  of  each

               quarter, commencing with the  quarter  ending June 30, 1999,

               Facility  A  shall be reduced in an amount  equal  to  fifty percent (50%)  of  Excess  Cash  Flow for each such quarter.

               If,  after  giving effect to such reduction,  the  principal amount of Advances  under  Facility  A exceeds the available amount  of  Advances  under Facility A, the  Borrower  shall prepay the Loan in the  amount  of  such excess.  The Lender shall  apply  payments  received pursuant  to  this  Section

               7.2(d) in accordance with Section 7.5 below.

               7.3  Repayment of Facility A and Facility B.

                    (a) The Borrowers may  repay  any  amounts  outstanding

               under Facility A prior to the Facility A Maturity  Date, and

               Facility  B  prior  to the Facility B Maturity Date, on  the following terms and conditions:

                         (i) any amounts  outstanding as LIBOR Advances may

                    be repaid upon irrevocable written notice to the Lender

                    (3) days prior to the end of an Interest Period without

                    prepayment  fee  or penalty,  but  any  repayment  made

                    before  the  end  of   an   Interest   Period  must  be

                    accompanied by Breakage Costs;

                         (ii) any amounts outstanding as Prime  Advances may

                    be repaid upon irrevocable written notice to the Lender

                    no later than 4:00 p.m. New York time on the day before

                    repayment and without prepayment fee or penalty.

                    (b) The Borrowers shall jointly and severally repay all

               amounts  outstanding under Facility A to the Lender  in  one payment on  the  Facility  A  Maturity  Date.  The Borrowers shall  jointly  and severally repay all amounts  outstanding under Facility B  to  the  Lender  in  one  payment  on  the

               Facility B Maturity Date.

               7.4  [Intentionally Omitted].

               7.5  Mandatory  Prepayment.   If there shall have occurred a

          sale or Total Loss of any Vessel, on  the earlier of (x) the date the sale or insurance proceeds are received  or  (y)  ninety (90)

          days after the date of occurrence of the sale or Total  Loss, the

          Borrowers  shall  (A)  pay  to the Lender an amount equal to  the insured value of such Vessel  or the sale proceeds of such Vessel as the case may be and (B) pay  accrued  interest  thereon to the date  of  such  prepayment  together  with  any  Breakage  Costs,

          provided,  that  such  prepayment shall not be required if, after giving effect to such Total  Loss, the total fair market value of the remaining Vessels as determined  under  Section  15.2  is not

          less than 285% of the amounts outstanding under Facility A.   The

          Lender shall apply payments received pursuant to this Section 7.5 to  the  outstanding interest on, and then principal of, Facility

          A.

               7.6  Payment  Procedure.   All payments and prepayments made

          by the Borrowers under the Notes  or  this Credit Agreement shall be made by wire transfer in immediately  available  funds  before

          12:00 noon, New York Time on the date such payment is required to

          be   made   to  the  Lender  pursuant  to  the  Lender's  written

          instructions.   Any  payment  received and accepted by the Lender

          after such time shall be considered  for  all purposes (including the calculation of interest, to the extent  permitted  by law) as having  been  made  on  the  next  following  Business  Day.  All payments  and  prepayments  received  shall  be applied first  to accrued interest and then to the reduction of principal.

               7.7  Net Payments.

                    (a) All sums payable by the Borrowers under this Credit

               Agreement,  or  the  Notes, whether of principal,  interest,

               fees or otherwise, shall  be paid in full without set-off or counterclaim and in such amounts  as  may  be  necessary  in order that all such payments (after deduction or withholding for  or  on  account of any Taxes, other than any Tax, on or measured by the income of the Lender) shall not be less than the amounts otherwise specified to be paid under this Credit

               Agreement or the Notes.

                    (b) A certificate  as to any additional amounts payable

               to  the  Lender  under this  Section 7.7  submitted  to  the

               Borrowers by the Lender  shall show in reasonable detail the amount payable and the calculations  used  to  determine  in good  faith  such  amount  and  shall  be  conclusive absent manifest error.

                    (c)  With respect to each deduction or withholding  for

               or on account  of  any  Taxes,  the Borrowers shall promptly furnish to the Lender such certificates,  receipts and other documents as may be required (in the reasonable  judgment of the Lender) to establish any income tax credit to  which the

               Lender  may be entitled.  In the event that such a deduction or withholding  for  Taxes becomes so applicable, the Lender and the Borrowers will  use  their  best efforts to minimize the effect of such Taxes.

               7.8  Rights of Set-off.  The Lender shall,  with  respect to the Loan and all other amounts payable hereunder, have all rights of  set-off, banker's lien and counterclaim as it is entitled  to exercise  under  the law of the jurisdiction in which such rights are exercised.

               7.9  Changes in Circumstances.

                    (a) If,  by reason of any change subsequent to the date

               of this Credit  Agreement in applicable law or regulation or regulatory requirement  or  directive  whether or not having the  force  of law or in the interpretation  or  application

               thereof  by  the   governmental   or  quasi-governmental  or

               judicial  authority  or  central  bank   charged   with  the

               administration  or  interpretation of such law or regulation

               (a "Change in Circumstance"),  the Lender shall determine in good faith that it has become unlawful  or impossible for it to  perform  its  obligations  hereunder, the  Lender  shall immediately notify the Borrowers and, after such notice, the liability of the Lender to advance  or maintain the Advances or issue Letters of Credit shall immediately  cease  or, (i)

               if any Advance has been made, the Borrowers shall prepay  to the Lender such Advance, or (ii) if any Letter of Credit has been  issued,  the  Borrowers and the Lender shall use their reasonable good faith efforts to secure a replacement letter of credit at the sole  expense  of  the  Borrowers; provided that if the Borrowers are unable to secure  such replacement letter  of  credit,  the  Borrowers shall deposit  with  the

               Lender at an account designated  by  the  Lender  an  amount equal to the face amount of all then outstanding Letters  of

               Credit.   In  any  such  event, but without prejudice to the

               aforesaid  obligation  of  the   Borrowers  to  prepay,  the

               Borrowers and the Lender shall negotiate in good faith for a period not to exceed ninety (90) days  commencing  from  the date notice is given by the Lender as provided above, with a view  to  agreeing to terms for making or continuing to make

               available  the   Commitment  from  another  jurisdiction  or

               funding of the affected Advance and issuing or reissuing the affected Letters of Credit from alternative sources.

                    (b) If the effect  of any Change in Circumstance having

               effect after the date hereof, is to:

                         (i) change the  basis of taxation to the Lender of

                    payment of principal or  interest  or any other payment

                    due pursuant to the terms of this Credit  Agreement  or

                    the  Notes  (other  than  an  increase  in  the rate of

                    taxation on the Lender's overall net income); or

                         (ii)  impose  or  modify  or  deem  applicable  any

                    reserve  requirements  or  require  the making  of  any

                    special deposits against or in respect of any assets or

                    liabilities of, deposits with or for  the account of or

                    loans by the Lender; or

                         (iii)  impose  on  the  Lender  any other  condition

                    affecting  the  Commitment  or  the Loan  or  any  part

                    thereof, the result of which is either  to increase the

                    cost  to the Lender of making available or  maintaining

                    the Commitment  or  the  Loan or any part thereof or to

                    reduce the amount of any payment received by the Lender

                    hereunder; then and in any  such  case if such increase

                    or  reduction in the opinion of the  Lender  materially

                    affects the interests of the Lender;

                              (7)  the Lender shall notify the Borrowers of

                         any of the  above  circumstances  and  the  Lender

                         shall  use  all  reasonable  efforts  (without any

                         financial  commitment  on  its part) to avoid  the

                         effects  of  any  such change and  in  particular,

                         shall  consider (without  any  commitment  on  its

                         part) fulfilling its obligations under this Credit

                         Agreement  through  another office or transferring

                         its  interest in this  Credit  Agreement  and  the

                         Notes  at par to one or more of its Affiliates not

                         affected  by  the  Change in Circumstances if such

                         transfer  can  be  accomplished  without  material

                         added  cost  to  the  Lender   and   in  a  manner

                         compatible with its operational procedures; or

                              (7) If the efforts referred to in  (A)  above

                         fail   to  have  the  effect  of  eliminating  the

                         increased  cost  incurred  by  the  Lender  or the

                         reduction  in  the amount of any payment received,

                         the Borrowers shall within three (3) Business Days

                         following demand (whether made before or after any

                         repayment of the  amounts  outstanding  under this

                         Credit Agreement and the Notes) pay to the  Lender

                         such  amount  as  the  Lender  shall certify to be

                         necessary  to  compensate  the  Lender   for  such

                         additional  cost  or reduction; provided, however,

                         that despite such payments,  the  Lender  and  the

                         Borrowers shall continue to use their best efforts

                         to   reduce   the   effect   of   such  Change  in

                         Circumstance; and

                              (7) At any time thereafter, so  long  as  the

                         Change   in   Circumstance   giving  rise  to  the

                         obligation   to  make  the  compensating   payment

                         continues, the  Borrowers  may,  upon  giving  the

                         Lender  not  less  than  ten  (10)  Business Days'

                         written notice which shall be irrevocable,  prepay

                         to  the  Lender  the  Loan (except for outstanding

                         Letters  of Credit) and  shall  deposit  with  the

                         Lender at  an  account designated by the Lender an

                         amount  equal to  the  face  amount  of  all  then

                         outstanding Letters of Credit.

                    (c)  If  any  amounts  outstanding  under  this  Credit

               Agreement are to be prepaid by the Borrowers pursuant to any of the provisions of  this  Section 7.9, the Borrowers shall simultaneously with such prepayment  pay  to  the Lender all

               Breakage  Costs  and  all accrued interest and fees  on  the amounts to be prepaid.

                    (d) The certificate  of determination of the Lender, as

               to any matters referred to in this Section 7.9 shall show in reasonable detail the amount  payable  and  the calculations used in good faith to determine such amount and  shall, save for  any  manifest error, be conclusive and binding  on  the

               Borrowers.

               7.10 Unavailability of Dollars.

                    (a) In  the event that the Lender is not able to obtain

               Dollars in the  London  Interbank  Market,  in the manner in effect  on  the date of this Credit Agreement,  the  Dollars required by the  Lender  to  fund  the  Loan  shall  be made available  from  such  other  financial  sources  as  may be

               available  to  the  Lender.   In  such  an event the rate of

               interest  applicable  to the Loan for the relevant  Interest

               Period will be for LIBOR  Advances,  the aggregate of 3% and for Prime Advances, 1/2% and the cost  (expressed  as  a per annum  percentage) to the Lender from such financial sources and for  periods  as  may  be  elected  by the Lender.  Each change  in  such cost in respect of funding  the  Loan  will cause an immediate  corresponding  change  in  the  rate  of interest  payable  by the Borrowers.  This arrangement shall

               be  temporary  and  should   Dollars   subsequently   become

               available  to the Lender in the London Interbank Market,  in the manner in  effect  on the date of this Credit Agreement,

               then from the conclusion of the then current Interest Period for funding from alternative  sources,  the  Loan  will bear interest at the rate detailed in Section 6.1(a) above.

                    (b)  In  the  event that the Lender is unable (for  any

               reason whatsoever) to  acquire the required Dollars from any

               source,  the  parties  hereto   shall  meet  to  discuss  an

               alternative arrangement.  In the absence of mutual agreement and at the end of ten (10) Business  Days  after the meeting referred to above the obligation of the Lender  hereunder to make available the Loan shall be extinguished forthwith  and the  Loan  shall be repaid forthwith by the Borrowers to the

               Lender along with all fees and Breakage Costs for the Loan.

               7.11 Holding Account.

                    (a) On or before the first Drawdown Date, the Borrowers

               shall cause  to  be established in the name of the Borrowers for the benefit of  the  Lender an account and lock box (the

               "Holding Account" and the  "Lock Box") at the Houston, Texas

               office of The Frost National  Bank  pursuant  to the Holding

               Account  Agreement.   The  Borrowers shall instruct  all  of

               their customers and account  debtors to make all payments to the  Lock  Box  or  the  Holding  Account  of  all  accounts receivable of the Borrowers, including  but  not  limited to

               Earnings as defined in the Security Agreement.  Any payments received  directly by the Borrowers from their customers  or account debtors will be deposited immediately in the Holding

               Account.  Until an Event of Default shall have occurred, the

               Borrowers shall  have the right to transfer from the Holding

               Account any amounts  in the Holding Account.  After an Event of Default shall have  occurred  all  amounts in the Holding

               Account  may  be  applied by the Lender in  payment  of  any amounts due and outstanding  under  this Credit Agreement or the Notes.

                    (b)  On  each  Interest Payment Date,  the  Facility  A

               Maturity Date, the Facility  B Maturity Date and each day on which commitment fee is payable  and  only in the event that the  Borrowers have failed to make a payment  in  accordance with the  terms  of this Credit Agreement and the Notes, all amounts in the Holding Account (including interest accrued),

               shall be used first  to  pay  interest  due on such Interest

               Payment Date, second to pay any commitment  fee  due on such date and third to repay the principal amount outstanding  on the  Notes  which  is  due and payable to the Lender on such date.  After such payments  have  been made, all other funds in the Holding Account shall be released to the Borrowers.

                    (c) The Holding Account shall  terminate  and any funds

               remaining  in  it  shall  be  paid  the  Borrowers upon  the fulfillment of all of the Borrowers' Obligations or upon the prior written consent of the Lender.

               7.12 Tax Treaty.  The Lender is organized  under the laws of the Kingdom of Norway and agrees:

                    (a)  To  complete  and deliver to the Borrowers  on  or

               before the first Drawdown Date Internal Revenue Service Form

               4224.

                    (b) To complete and  deliver to the Borrowers from time

               to time, provided the Lender  is  eligible  to  do  so,  any successor or additional forms required in order to secure an exemption  from,  or  reduction  in  the rate of, income tax

               withholding imposed by the United States  of  America.   The

               Lender  shall  amend or supplement any such form as required and permitted by applicable law to insure that it is in full force and effect, accurate and complete at all times.

          Section 8. Security.

               8.1  Mortgages.   The  Credit Facility and all other amounts

          due under this Credit Agreement  shall  be  secured in accordance with the provisions of the Mortgages.

               8.2  Security Agreement.  The Credit Facility  and all other amounts  due  under  this  Credit  Agreement shall be secured  in accordance with the provisions of the Security Agreement.

               8.3  Guaranty.  The Credit Facility  and  all  other amounts due  under  this  Credit Agreement shall be secured in accordance with the provisions of the Guaranty.

               8.4  Holding Account Agreement.  The Credit Facility and all

          other amounts due under this Credit Agreement shall be secured in accordance with the terms of the Holding Account Agreement.

               8.5  Deed of Trust.   The  Credit  Facility  and  all  other

          amounts  due  under  this  Credit  Agreement  shall be secured in accordance with the terms of the Deed of Trust.

               8.6  Further Assurances.  The Borrowers agree to execute and

          deliver  to  the  Lender  such  financing  statements   or  other

          instruments or documents as the Lender may reasonably request  in order  to  perfect  the  security  created  by  the Mortgage, the

          Security  Agreement,  the Deed of Trust  and the Holding  Account

          Agreement or otherwise required by this Credit Agreement.

          Section 9. Conditions Precedent.

               9.1  Documents  Required  as  Conditions  Precedent  to  the

          Drawdown of the First  Advance.   The obligation of the Lender to

          make  the first Advance (or issue the  first  Letter  of  Credit,

          whichever  is earlier) is subject to the condition precedent that the Lender shall  have received at or prior to the first Drawdown

          Date all of the following,  each  dated  on  or  before the first

          Drawdown Date and each in form and substance satisfactory  to the

          Lender.

                    (a) The executed Notes and the other Loan Documents.

                    (b)  Certified  copies of the resolutions of the Boards

               of Directors of the Borrowers  and the Guarantor authorizing

               the  execution  and  delivery  by  the   Guarantor  and  the

               Borrowers  of the Loan Documents to which they  are  parties and  all  documents  evidencing  other  necessary  corporate action with respect to the Loan Documents.

                    (c) Certificates  of  the  Secretaries or the Assistant

               Secretaries of the Guarantor and  the  Borrowers  certifying the  names  and  true  signatures  of  the  officers  of the

               Guarantor  and  the  Borrowers  authorized  to sign the Loan

               Documents on behalf of the Guarantor and the  Borrowers  and the  other  documents  or certificates to be executed by the

               Guarantor  and  the  Borrowers   pursuant   to  this  Credit

               Agreement.

                    (d)  Copies  certified  as  of  a  recent date  by  the

               Secretaries or the Assistant Secretaries  of  the  Guarantor

               and the Borrowers of their By-Laws.

                    (e)  Copies  of  the  Guarantor's  and  the  Borrowers'

               Certificates  of  Incorporation  certified  by  the relevant officials  of  their  jurisdiction  of incorporation  within thirty (30) days from the date of the  first  Drawdown  Date and  certificates dated within thirty (30) days of the first

               Drawdown   Date   of   the   relevant   officials  of  their

               jurisdiction of incorporation as to the existence  and  good standing of the Guarantor and the Borrower.

                    (f)  An  opinion of Jones, Walker, Waechter, Poitevent,

               Carrere  &  Denegre,   counsel  to  the  Guarantor  and  the

               Borrowers, acceptable to the Lender.

                    (g) An opinion of Gardere Wynne Sewell & Riggs, L.L.P.,

               special counsel to the Lender, acceptable to the Lender.

                    (h) The Borrowers shall  have executed and delivered to

               the Lender copies of all documents  and  filings  and  shall have  taken  all  actions  necessary to perfect the security interests created by the Mortgages,  the  Deed of Trust, the

               Holding  Account  Agreement  and the Security  Agreement  as

               first priority perfected security interests.

                    (i)   All   orders,  consents,   approvals,   licenses,

               authorizations and  validations  of, and filings, recordings and registrations with and exemptions  by  any  Governmental

               Agency  or any Person (other than any routine filings  which may be required  after  the  date  hereof  with  appropriate governmental authorities in connection with the operation of the  Vessels)  required  to  (i)  authorize  the  execution,

               delivery  and performance by the Borrowers and the Guarantor of the Loan  Documents  to  which  they  are parties or (ii)

               prevent  the  execution,  delivery  and performance  by  the

               Borrowers and the Guarantor of the Loan  Documents  to which they  are  parties from resulting in a breach of any of  the terms or conditions  of,  or  resulting in the imposition of any lien, charge or encumbrance  upon  any properties of the

               Borrowers or the Guarantor pursuant to,  or  constituting  a default  (with  due  notice  or  lapse  of time or both), or resulting in an occurrence of any event for which any holder or  holders  of Indebtedness may declare the  same  due  and payable under,  any indenture, agreement, order, judgment or instrument under  which  any  Borrower or the Guarantor is a

               party  (other  than  the  Mortgages,   the  Holding  Account

               Agreement or the Security Agreement) or  to  the  Borrowers'

               knowledge  after due inquiry by which the Borrowers  or  the

               Guarantor or  their  property  may  be bound or affected, or under the Certificates of Incorporation  or  By-Laws  of the

               Borrowers  or  the  Guarantor,  shall  have been obtained or made.

                    (j) Evidence of the insurance required  by Section 12.2

               of  this  Credit Agreement, accompanied by a report  of  the

               Borrower's  insurance  broker  that  such insurance complies with the terms of the Mortgages and the Deed of Trust.

                    (k) Payment by the Borrowers of the fees referred to in

               Section  10.1 below required to be paid  on  or  before  the first Drawdown Date.

                    (l) Confirmation  of class certificates for the Vessels

               from   the   American  Bureau   of   Shipping   or   similar

               classification  society  showing  the Vessels to be in class with no recommendations affecting class.

                    (m)  Copies  of  evaluations  dated   no  earlier  than

               December 1,  1997  of the fair market value of  the  Vessels without  charter  or other  contractual  commitments  by  an

               independent  ship  broker   or  appraiser  selected  by  the

               Borrowers but acceptable to the Lender, or if unavailable on the  date  of  the first Advance,  the  Borrowers  agree  to provide such evaluations no later than July 1, 1998.

                    (n)  All of  the  Indebtedness  of  the  Borrowers  for

               borrowed  money   arising  in  the  future  shall  be  fully

               subordinated to the  Obligations  on  terms  and  conditions acceptable to the Lender.

                    (o) There shall have been no material adverse change in

               the  financial  condition  of  any Borrower or the Guarantor since the financial statements delivered  to  the Lender for the period ending December 31, 1997.

                    (p)   Evidence  that  the  proceeds  received  by   the

               Guarantor  from  the  IPO,  after  payment  of  underwriting commissions,  legal  fees  and  other expenses in connection therewith, equal USD 68,000,000.00 or more.

                    (q)  The  Lender  shall  have  received   a   Phase   I

               Environmental  report of the real estate covered by the Deed of  Trust and such  report  shall  be  satisfactory  to  the

               Lender.

                    (r)  If the first Drawdown Date is not the date hereof,

               certificates  dated the first Drawdown Date of an officer of the Borrowers and  the  Guarantor,  respectively, certifying that:

                         (i) The representations and  warranties  contained

                    in  Section  11  below and in Section 7 of the Guaranty

                    are correct on and  as  of  the  first Drawdown Date as

                    through  made  on  and  as  of such date  except  those

                    expressly made as of another date; and

                         (ii) No event has occurred  and  is  continuing, or

                    would  result from the first Advance or first  issuance

                    of a Letter  of  Credit  which  constitutes an Event of

                    Default or with the passing of time  or  the  giving of

                    notice would constitute an Event of Default.

               9.2  Additional  Conditions Precedent to Subsequent Advances

          and Letters of Credit.  The obligation of the Lender to make each subsequent Advance and  to issue each subsequent Letter of Credit shall  be subject to the further  condition  precedent  that  the

          Lender shall  have  received  at  or  prior  to  the date of such subsequent  Advance  or  the date of issuance of such  subsequent

          Letter  of Credit, each dated  on  or  before  the  date  of  the subsequent  Advance  or  subsequent  Letter of Credit and each in form and substance satisfactory to the Lender:

                    (a) a certificate (dated the  date  of  such Advance or

               Letter  of  Credit) of an officer of the Borrowers  and  the

               Guarantor, respectively, certifying that:

                              (i)   The   representations   and  warranties

                         contained in Section 11 below and in  Section 7 of

                         the  Guaranty  are  correct on and as of the  date

                         such Advance is made or Letter of Credit is issued

                         as though made on and as of such date except those

                         expressly made as of another date; and

                              (ii) No event has  occurred and is continuing,

                         or would result from such  Advance,  or  from  the

                         issuance   of   such   Letter   of  Credit,  which

                         constitutes  an  Event  of  Default  or  with  the

                         passing  of  time  or  the giving of notice  would

                         constitute an Event of Default.

                    (b) payment by the Borrowers of the fees required to be

               paid on or before such date by Section 10.1 below.

               9.3  Waiver of Conditions Precedent.   All of the conditions

          precedent contained in this Section 9 are for the sole benefit of the Lender and the Lender may waive any or all  of  them  in  its absolute discretion.

          Section 10. Fees and Expenses.

               10.1 Fees.

                    (a)  The  Borrowers shall jointly and severally pay to

               the Lender an origination  fee  of  USD  700,000, payable as follows:

                         (i)  USD 175,000.00 on the date  of  this  Credit

                    Agreement;

                         (ii) USD 150,000.00 which has already been paid to

                    the Lender;

                         (iii) USD  125,000.00  on  the  earlier  of (1) the

                    request  by  the  Borrowers  for  the first Facility  A

                    Advance hereunder or (2) September 1, 1998;

                         (iv)  USD  125,000.00 on the earlier  of  (1)  the

                    request by Borrowers  for  a  Facility A Advance, after

                    which  Advance  is  made the aggregate  of  Facility  A

                    Advances  shall  for  the   first   time   exceed   USD

                    10,000,000.00 or (2) December 1, 1998; and

                         (v)  USD  125,000.00  on  the  earlier of (1) the

                    request  by Borrowers for a Facility A  Advance,  after

                    which Advance  is  made  the  aggregate  of  Facility A

                    Advances   shall   for   the   first  time  exceed  USD

                    20,000,000.00 or (2) February 1, 1999.

               provided,   however,  that  the  origination   fee   amounts

               described in  (iii), (iv) and (v) above shall be immediately due and payable  upon  the  termination  or  refinancing  of

               Facility A.

                    (b)  The  Borrowers  shall pay to the Lender an annual

               administrative fee of USD 25,000.00  on  each anniversary of this Credit Agreement.

                    (c) The Borrowers shall pay to the Lender a commitment

               fee of one-half of one percent (1/2%) per  annum  of (i) the daily undrawn portion of the Facility B Commitment up to and including  the  Facility B Maturity Date and (ii) the  daily undrawn portion of  the  Facility A  Commitment  up  to  and including the Facility A Maturity Date.  Such commitment fee shall  begin  to accrue on the date of this Credit Agreement and shall be payable  quarterly  in  arrears, the first such

               payment   to  be  made  on  June  30,  1998  and   quarterly

               thereafter.    The  amount  of  the  commitment fee shall be

               computed on the basis of a year of 360  days  and the actual number of days elapsed.

                    (d) The Borrowers shall pay to the Lender  a letter of

               credit  fee  equal to one and one half percent (1 1/2%)  per

               annum  on  the  face   amount   of  each  Letter  of  Credit

               outstanding, payable quarterly in arrears.

               10.2 Expenses.  The Borrowers jointly  and  severally agree,

          whether or not any Advance is made or Letter of Credit is issued,

          to  promptly  pay  or  reimburse the Lender upon demand  for  all reasonable fees and disbursement  of  the  Lender, including, but not limited to, travel and other out-of-pocket  expenses  of  the

          Lender  and  the reasonable fees and expenses of external counsel and technical  consultants  to the Lender, incurred in connection with (a) the preparation, execution  and  delivery  of  the  Loan

          Documents,  the  making  of  Advances  and issuance of Letters of

          Credit  under  this  Credit  Agreement  and all  other  documents referred to herein and any amendments, renegotiation, refinancing or waivers to or termination of any thereof,  (b)  the recording,

          filing  and perfection of all security interests created  by  the

          Loan Documents and (c) the protection of the rights of the Lender under this  Credit  Agreement and all other documents referred to herein and the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise.

               10.3 General Indemnity.   The  Borrowers  hereby jointly and

          severally agree to:

                    (a) pay and hold the Lender harmless  from and against

               any and all present and future stamp and other similar Taxes with respect to the Notes and the other Loan  Documents  and save  the  Lender  harmless  from  and  against  any and all liabilities with respect to or resulting from any  delay  or omission  to  pay  such Taxes, and will indemnify the Lender for the full amount  of  Taxes paid by the Lender in respect of payments made or to be  made  hereunder and any liability

               (including   penalties,  interest  and   expenses)   arising

               therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted;

                    (b) indemnify the Lender, and its officers, directors,

               employees, representatives, agents, attorneys and Affiliates

               (an "Indemnitee")  from  and  hold  each  of  them  harmless against  and  promptly upon demand pay or reimburse each  of them for, any and all actions, suits, proceedings (including

               any  investigations,   litigation   or  inquiries),  claims,

               demands and causes of action, and, in  connection therewith,

               all  reasonable  costs,  losses,  liabilities,   damages  or

               expenses of any kind or nature whatsoever (collectively  the

               "Indemnity  Matters")  which  may be incurred by or asserted against or involve any of them  (whether  or not any of them is designated a party thereto) as a result  of,  arising out of  or in any way related to (i) any actual or proposed  use by the  Borrowers  of  the  proceeds  of  the Loan, (ii) the operations  of  the  business  of the Borrowers,  (iii)  any bodily injury or death or property  damage  occurring  in or upon  or in the vicinity of any Vessel or any other property owned or  operated by the Borrowers, (iv) the failure of the

               Borrowers to  comply  with any requirement of any Government

               Agency, or (v) any other  aspect  of  this Credit Agreement,

               the Notes and the other Loan Documents,  including,  without limitation, the reasonable fees and disbursements of counsel

               and   all   other   expenses  incurred  in  connection  with

               investigating, defending  or  preparing  to  defend any such action,  suit,  proceeding  (including  any  investigations,

               litigation   or  inquiries)  or  claim  and  including   all

               Indemnity Matters arising by reason of the negligence of any

               Indemnitee;

                    (c) In the  case of any indemnification hereunder, the

               Lender  or other Person  indemnified  hereunder  shall  give notice to  the  Borrowers within a reasonable period of time of any such claim  or  demand  being made against it and the

               Borrower shall have the non-exclusive  right  to join in the defense  against any such claim or demand provided  that  if the Borrowers  provide  a defense, the Indemnitee shall bear its  own  cost of defense unless  there  is  a  conflict  of interest between the Borrowers and such Indemnitee.

                    (d)  No   Indemnitee   may  settle  any  claim  to  be

               indemnified  pursuant  to  this  Section 10.3   without  the

               consent   of   the   indemnitor,  such  consent  not  to  be

               unreasonably withheld; provided, that the indemnitor may not reasonably  withhold  consent  to  any  settlement  that  an

               Indemnitee proposes, if  the  indemnitor  does  not have the financial  ability to pay all of its obligations outstanding and asserted  against the Indemnitee at that time, including the maximum potential  claims  against  the Indemnitee to be indemnified pursuant to this Section 10.3.

                    (e) Notwithstanding anything to the  contrary  in this

               Credit  Agreement,  the  Borrowers  shall  have no indemnity obligation with respect to any Indemnitee Matter  caused  by or resulting from the gross negligence or willful misconduct of the Lender or any other Indemnitee.

                    (f)  It is the parties' understanding that neither the

               Lender nor any other Indemnitee does now, has never and does not intend in the future to exercise any operational control or maintenance  over the Vessels or any other properties and operations owned  or  operated by the Borrowers, nor has any of them in the past, presently, or intends in the future to,

               maintain an ownership interest  in  the Vessels or any other properties owned or operated by the Borrowers  except as may arise  upon  enforcement  of  the Lender's rights under  the

               Mortgages, the Deed of Trust or the Security Agreement.

                    (g)  Should,  however,  the   Lender   or   any  other

               Indemnitee hereafter exercise any ownership interest  in  or operational control over the Vessels or any other properties owned  or operated by the Borrowers, e.g., including but not limited  to,  through  foreclosure,  then  the  above stated

               indemnity and hold harmless shall be limited with respect to any  actions  or  failures  to  act  by  the Lender or other

               Indemnitee   subsequent  to  exercising  such  interest   or

               operational control,  to  the extent such action or inaction by the Lender or other Indemnitee  is admitted by the Lender or  other  Indemnitee or is found by a  court  of  competent jurisdiction  to have caused or made worse any condition for which liability is asserted.

                    (h) The indemnity  and hold harmless contained in this

               Section 10.3 shall not extend  to  the  Lender  or any other

               Indemnitee  in its or his capacity as an equity investor  in the Borrowers  or as an owner of any property or interest as to which the Borrowers  are  also  an  owner but only to the

               Lender's  capacity  as  a  lender  or a holder  of  security interests.

               10.4 Survival.  The obligations of the  Borrowers under this

          Section 10 shall survive payment of all other  amounts  due under this Credit Agreement.

          Section 11. Representations and Warranties of Borrowers.

               Each  Borrower  represents  and  warrants  to the Lender  as follows:

               11.1 Due  Incorporation,  Qualification,  Etc.    It   is  a

          corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in  good  standing as a foreign corporation to do business in the jurisdictions  in which the failure to be so qualified would have a material adverse effect on its business or financial condition,

          and  it  has full  corporate  power  and  authority  to  own  its properties  and  assets  and to conduct its business as presently conducted.

               11.2 Capacity.  It has full corporate power and authority to execute and deliver, and to perform and observe the provisions of the Loan Documents to which  it  is  a party and to carry out the transactions contemplated hereby and thereby.

               11.3 Authority and Enforceability.   The execution, delivery

          and performance by such Borrower of the Loan  Documents  to which it  is  a  party  have  been  or  will  be duly authorized by all necessary corporate action.  This Credit Agreement (including the

          New York choice of law) constitutes, and the other Loan Documents to  which  it is a party constitute, or will  constitute,  legal,

          valid  and binding  obligations  of  such  Borrowers  enforceable against  it in accordance with their respective terms, subject to

          laws  affecting   creditors'   rights  generally  and  applicable

          equitable principles.  The Mortgages,  the  Deed  of  Trust,  the

          Security Agreement and the Holding Account Agreement shall on the first  Drawdown  Date  create  and constitute valid and perfected security  interests  in and to the  properties  covered  thereby,

          subject to the exceptions  contained therein, enforceable against all third parties, subject to  laws  affecting  creditors' rights generally and applicable equitable principles, and  shall  secure the Credit Facility.

               11.4 Governmental  Approvals.   No order, consent, approval,

          license, authorization, or validation of, or filing, recording or registration with (other than any routine  filings  which  may be required  after  the  date  hereof  with appropriate governmental authorities in connection with the operation  of  the  Vessels or required  in  connection  with  the  perfection  of  the security interests created by any of the Loan Documents), or exemption by,

          any Governmental Agency, is required to authorize the  execution,

          delivery  and  performance by such Borrower of the Loan Documents to which it is a party.

               11.5 Compliance  with  Other Instruments.  The execution and delivery of this Credit Agreement  and compliance with its terms,

          the issuance of the Notes and the execution  and  delivery of the

          Mortgages,  the  Deed  of Trust, the Security Agreement  and  the

          Holding Account Agreement  and the compliance with their terms as contemplated herein, do not  result  in  a  breach  of any of the terms or conditions of, or result in the imposition of  any lien,

          charge  or encumbrance (except those contemplated by this  Credit

          Agreement)  upon  any properties of such Borrower pursuant to, or constitute a default  (with due notice or lapse of time or both),

          or result in an occurrence  of  any event for which any holder or holders of Indebtedness may declare  the  same  due  and  payable under  any  indenture,  agreement,  order, judgment or instrument under  which  such  Borrower is a party  or  to  such  Borrower's knowledge, after due  inquiry,  by  which  such  Borrower  or its property  may  be bound or affected, or under the Certificate  of

          Incorporation  or   By-Laws   of  such  Borrower,  and,  to  such

          Borrower's  knowledge, after due  inquiry,  do  not  violate  any provision of applicable law.

               11.6 Financial Statements.

                    (a)  The  consolidated balance sheets of the Borrowers

               and the Guarantor  as  of  December 31, 1997 and the related consolidated  statements of income  and  cash  flow  of  the

               Borrowers and the  Guarantor  for the month and year to date period  ended  on  that  date, copies  of  which  have  been furnished to the Lender, have  been  prepared  in accordance with GAAP and fairly present the financial conditions of the

               Borrowers and the Guarantor as of such date and  the results of the operations of the Borrowers and the Guarantor for the period ended on such date.

                    (b)  As  of  December  31, 1997 the Borrowers and  the

               Guarantor   have   no  contingent  liabilities   which,   if

               determined adversely  to  them  (either  singly  or  in  the aggregate), would have a material adverse effect.

               11.7 Material  Adverse  Events.   Since  December  31,  1997

          neither  the  business,  the  prospects,  the  properties nor the condition  (financial  or  otherwise)  of  any  Borrower  or  the

          Guarantor have been materially adversely affected.

               11.8 Litigation, Etc.  Except as disclosed in writing to the

          Lender, there are no actions, suits or proceedings pending, or to the knowledge of the Borrowers threatened, against  or  affecting the  Borrowers  or  the Guarantor, at law or in equity which,  if adversely determined, would have a material adverse effect on the

          Borrowers or the Guarantor.   To  the Borrowers' knowledge, as of

          December  31, 1997, neither Borrower  or  the  Guarantor  was  in violation with  respect  to  any  applicable  laws or regulations which non-compliance would have a material adverse  effect nor is any  Borrower  or  the  Guarantor  in  violation or default  with respect to any order, writ, injunction,  demand  or decree of any court or any Person or in violation or default (nor  is there any waiver  in  effect  which,  if not in effect, would result  in  a

          violation  or  default)  in  any   material   respect  under  any

          indenture, agreement or other instrument under which any Borrower or the Guarantor is a party or may be bound, default  under which would have a material adverse effect.

               11.9 Principal  Place  of  Business.   The  chief  executive

          office  and principal place of business of the Borrowers and  the

          Guarantor  is  located  at  2500  CityWest Boulevard, Suite 2200,

          Houston, Texas 77042.

               11.10  Patent  and  Other Rights.   The  Borrowers  and  the

          Guarantor  have  the  right  to   use   all   patents,  licenses,

          trademarks, trade names, trade secrets, copyrights and all rights with  respect  thereto,  which  are  required  to  conduct  their businesses  as  now  conducted  without  known conflict with  the rights of others which would materially and adversely affect such businesses.

               11.11 Taxes.  The Borrowers and the Guarantor  have filed or caused to be filed all tax returns which are required to be filed by  them,  pursuant  to the laws, regulations or orders  of  each

          Person with taxing power  over the Borrowers and the Guarantor or their assets.  The Borrower  and the Guarantor have paid, or made provision for the payment of,  all  Taxes  which have or may have become due pursuant to said returns, or otherwise, or pursuant to any  assessment  received  by  the Borrowers and  the  Guarantor,

          except such Taxes, if any, as are  being  contested in good faith and as to which adequate reserves (determined  in accordance with

          GAAP) have been provided.  The charges, accruals  and reserves in respect of Taxes on the books of the Borrowers and  the Guarantor are adequate (determined in accordance with GAAP).  There  are no proposed  material  tax  assessments  against any Borrower or the

          Guarantor and no extension of time for the assessment of federal,

          state  or local Taxes of the Borrowers or  the  Guarantor  is  in effect or has been requested.

               11.12  Employee  Retirement Income Security Act of 1974.  No

          Reportable Event has occurred  and  is continuing with respect to any Plan.

               11.13 Investment Company Act of  1940.   Neither Borrower is

          an  "investment  company"  within  the meaning of the  Investment

          Company Act of 1940.

               11.14  Subsidiaries.   As  of  the   date   of  this  Credit

          Agreement, the Borrowers have no subsidiaries.

               11.15 Environmental Compliance.

                    (a) The Borrowers have duly complied in  all  material

               respects  with,  and  the Vessels and their other properties and operations are in compliance  in  all  material respects with, the provisions of all applicable environmental, health and  safety  laws,  codes and ordinances and all  rules  and

               regulations  promulgated   thereunder  of  all  Governmental

               Agencies unless such compliance  would  violate  the laws or regulations of the jurisdiction in which a Vessel is located or operating.

                    (b)  As  of  the  date  of this Credit Agreement,  the

               Borrowers  have  received no notice  from  any  Governmental

               Agency,  and  have  no   knowledge,  of  any  fact(s)  which

               constitute  a  violation of  any  applicable  environmental,

               health or safety laws, codes or ordinances, and any rules or

               regulations  promulgated   thereunder  of  all  Governmental

               Agencies, which relate to the use or ownership of any Vessel or other properties owned or operated by the Borrowers.

                    (c)  The  Borrowers  have  been  issued  all  required

               permits,  licenses,  certificates   and   approvals  of  all

               Governmental  Agencies  relating to (i) air emissions,  (ii)

               discharges to surface water  of  ground  water,  (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use,

               generation, storage, transportation, treatment, recycling or

               disposal    of    Hazardous   Substances   or   (vi)   other

               environmental, health  or  safety  matters necessary for the ownership or operation of the Vessels  or  other  properties owned  or  operated  by  the  Borrowers  and  such  permits,

               licenses,  certificates and approvals are in full force  and effect on the date of this Credit Agreement.

                    (d) To the best of the Borrowers' knowledge, except in

               accordance  with   a  valid  governmental  permit,  license,

               certificate  or  approval,   there  has  been  no  spill  or

               unauthorized discharge or release of any Hazardous Substance to the environment at, from or as a result of any operations on any Vessel or other properties  and  operations  owned or operated  by  the  Borrowers required to be reported to  any

               Governmental Agency.

                    (e) There has  been  no material complaint, compliance

               order,  compliance  schedule,   notice   letter,  notice  of

               citation  or  other  similar  notice  from  any   applicable

               environmental  agency which concerns the operations  of  the

               Vessels  or  other  properties  owned  or  operated  by  the

               Borrowers.

               11.16 Indebtedness.   The Borrowers have no indebtedness for

          borrowed money other than the  Indebtedness  hereunder and a loan of approximately USD 500,000.00 secured by real  property located in Houma, Louisiana.

          Section 12. Affirmative Covenants of Borrowers.

               Until  the  payment  in full of all amounts due  under  this

          Credit  Agreement  and  the  Notes   by   the  Borrowers,  unless

          compliance  shall have been waived by the Lender,  the  Borrowers and the Guarantor agree that:

               12.1 Financial Statements, Reports and Inspection.

                    (a)  The  Borrowers  and the Guarantor will furnish to

               the Lender:

                         (i) as soon as possible  and  in any event within

                    two (2) Business Days after an officer of the Borrowers

                    has knowledge of the occurrence of any Event of Default

                    or  of  any  default  in the performance  of  the  Loan

                    Documents, or any event which with the giving of notice

                    or lapse of time, or both, would constitute an Event of

                    Default or such a default,  which  is continuing on the

                    date  of  such statement, the statement  of  the  chief

                    financial officer  of  the  Borrowers setting forth the

                    details of such Event of Default  or  event  or default

                    and the action which the Borrowers propose to take with

                    respect thereto;

                         (ii) as soon as available and in any event  within

                    forty-five  (45) days after the close of each month  of

                    the   Guarantor's  fiscal  years,  a  copy  of  monthly

                    consolidated  financial  statements  for  the Guarantor

                    prepared in accordance with GAAP and certified  by  the

                    chief  financial officer or chief accounting officer of

                    the Guarantor together with consolidating statements of

                    each Borrower;

                         (iii)  as soon as available and in any event within

                    ninety (90)  days  after  the  close of the Guarantor's

                    fiscal years, a copy of the consolidated annual audited

                    financial statements for such year  for  the  Guarantor

                    certified  by Arthur Andersen, LLP or other independent

                    public accountants of recognized standing acceptable to

                    the Lender;

                         (iv) as  soon as available and in any event within

                    forty-five  (45)  days  after the end of each month, an

                    operations report in form and substance satisfactory to

                    the Lender;

                         (v) a Barge Activity  Schedule  as  often  it  is

                    produced  for  the  Borrowers'  management,  but in any

                    event, not less than every two weeks.

                         (vi)  as  soon  as  possible  and in any event  by

                    December 1 of each year an annual business plan for the

                    Borrowers for the coming year, including projections of

                    utilization of the Vessels, expenses and revenues; and

                         (vii) (A)  as soon as possible,  and  in any event,

                    within  thirty (30) days after either Borrower  or  the

                    Guarantor  knows that any Reportable Event with respect

                    to any Plan  has occurred, a statement of an officer of

                    the Borrowers or the Guarantor setting forth details as

                    to such Reportable  Event  and  the  action  which  the

                    Borrowers or the Guarantor propose to take with respect

                    thereto,  together  with  a  copy of the notice of such

                    Reportable Event given to the  Pension Benefit Guaranty

                    Corporation if a copy of such notice  is  available  to

                    the  Borrowers  or the Guarantor and (B) promptly after

                    receipt thereof a  copy  of  any  notice  relating to a

                    Reportable Event having a material adverse  effect, the

                    Borrowers,  or  the  Guarantor  or  any  member of  the

                    Controlled  Group may receive from the Pension  Benefit

                    Guaranty Corporation  or  the  Internal Revenue Service

                    with  respect  to  any  Plan; provided,  however,  this

                    Section 10.1(a)(vii)(B) shall  not  apply  to notice of

                    general  application  promulgated by the Department  of

                    Labor.

                    (b) The Borrowers or the Guarantor will, upon request,

               furnish to the Lender such information  as  the  Lender  may reasonably  request with respect to the business, affairs or condition (financial  or  otherwise) of the Borrowers or the

               Guarantor and will permit the  Lender or its representatives at any reasonable time or times during normal business hours upon three (3) Business Days' prior  notice,  to inspect the properties  of  the Borrowers or the Guarantor, to  inspect,

               audit and examine  the  books or records of the Borrowers or the  Guarantor  and  to take  extracts  therefrom  and  will reimburse the Lender for all reasonable expenses incurred in connection therewith.

                    (c) Within forty-five  (45)  days  of the close of the

               first three quarters of the Guarantor's fiscal  year  and on the  dates  that  the  annual  reports  required pursuant to

               Section 10.1(a)(iii) above are provided to  the  Lender, the

               Guarantor  shall furnish to the Lender a certificate  signed by the chief  financial  officer or chief accounting officer of the Guarantor certifying that (A) the representations and warranties contained in Section  11 of this Credit Agreement are correct on and as of the date  of  such  certificate  as though  made  on  and as of such date except those expressly made  as  of another  date  and  (B)  the  Guarantor  is  in compliance  with  all of the covenants contained in Sections

               13.14, 13.15, 13.16 and 13.17 of this Credit Agreement, such certificates showing  the  relevant  computations  for  such compliance.

                    (d) As soon as possible and in any event within ninety

               (90)  days  of  the  end  of  each of the Guarantor's fiscal years, a certificate from the Guarantor's  auditors referred to in Section 12.1(a)(iii) above, certifying  that  (A) such auditor  is  not aware of any Events of Default and (B)  the

               Guarantor is in  compliance  with the covenants contained in

               Sections  13.14,  13.15,  13.16 and  13.17  of  this  Credit

               Agreement,   such   certificates    showing   the   relevant

               computations for such compliance.

                    (e) In addition to the right of inspection referred to

               in Section 12.1(b) above, the Lender may call for up to four audits of the accounts receivable of the Borrowers annually,

               or more if the Lender has reasonable  cause  to believe that the  value  of  such  accounts  receivable or the Borrowers'

               accounting practices are in doubt.   The  costs  of any such

               audits  shall  be  for the account of the Borrowers and  the

               Borrowers shall cooperate with the Lenders and its agents in connection with such audits.

                    (f) In addition  to the requirements of Section 3.2(b)

               above, the Borrowers shall provide to the Lender a Borrowing

               Base Report each Friday,  or  the  next  succeeding Business

               Day, if any Friday is not a Business Day.

               12.2 Insurance.  The Borrowers shall insure,  or cause to be insured, the Vessels pursuant to the terms of Article  I, Section

          15 of the Mortgages and the real estate and improvements  covered by  the Deed of Trust pursuant to the terms of Section 19 of  the

          Deed  of Trust.  The Borrowers will promptly notify the Lender of any material  changes  in  such  insurances  or any change in the

          underwriters or clubs providing such insurances.   The  Borrowers

          shall  annually but no later than the anniversary of the date  of this Credit  Agreement  furnish  the  Lender with evidence of all such insurance policies currently in force.

               12.3 Other  Debt.   The  Borrowers  will  promptly  pay  and

          discharge any and all Indebtedness, liens, charges, and all Taxes imposed upon them or upon their income or profits, or upon any of their  properties  prior  to the date on which  penalties  accrue thereon, and lawful claims  which, if unpaid, might become a lien or charge upon the property of  the Borrowers, except such as may in  good  faith  be contested or disputed,  provided  appropriate reserves are maintained in accordance with GAAP.

               12.4 Maintenance  of  Existence;  Conduct  of Business.  The

          Borrowers  and  the  Guarantor  will preserve and maintain  their corporate existence, their business  as  presently conducted, and all  of  their  rights,  privileges and franchises  necessary  or desirable  in  the normal conduct  of  said  business,  and  will conduct their businesses  in  an  orderly,  efficient and regular manner.

               12.5 Financial  Records.   The Borrowers and  the  Guarantor

          will keep books of record and account  in  which  proper  entries will be made of their transactions in accordance with GAAP.

               12.6 Maintenance  of  Vessels.  The Borrowers will maintain,

          or  cause  to  be  maintained,  the   Vessels   in   the  highest

          classification  for  such  vessels  with  the American Bureau  of

          Shipping or such other classification society  as  the Lender may approve.

               12.7 Environmental Compliance.

                    (a) The Borrowers will comply with and will  use their

               best  efforts  to  cause their agents, contractors and  sub-

               contractors (while such  Persons are acting within the scope of their contractual relationship  with the Borrowers) to so comply  with  (i) all applicable environmental,  health  and safety  laws,  codes  and  ordinances,  and  all  rules  and

               regulations  promulgated   thereunder  of  all  Governmental

               Agencies and (ii) the terms and conditions of all applicable

               permits,  licenses,  certificates   and   approvals  of  all

               Governmental Agencies now or hereafter granted  or  obtained with  respect  to  the Vessels or other properties owned  or operated  by  the Borrowers  unless  such  compliance  would violate the laws  or  regulations  of  the  jurisdictions in which the Vessels are located or operating.

                    (b)  The  Borrowers  will  use their best efforts  and

               safety  practices  to  prevent  the  unauthorized   release,

               discharge, disposal, escape or spill of Hazardous Substances on  or  about  the  Vessels  or  other  properties  owned or operated by the Borrowers.

               12.8 Environmental   Notifications.    The  Borrowers  shall

          notify the Lender, in writing, within five (5)  Business  Days of any  of  the  following  events  occurring after the date of this

          Credit Agreement:

                    (a) Any written notification  made by the Borrowers to

               any  U.S. or foreign federal, state or  local  environmental

               agency   required   under   any   federal,  state  or  local

               environmental statute, regulation or ordinance relating to a spill or unauthorized discharge or  release of any Hazardous

               Substance to the environment at, from, or as a result of any

               operations   on,   the  Vessels  or  other  properties   and

               operations owned or operated by the Borrowers;

                    (b) Knowledge  by  an  officer  of  the  Borrowers  of

               receipt  of  service  by  the  Borrowers  of  any complaint,

               compliance order, compliance schedule, notice letter, notice of  violation,  citation  or  other  similar notice  or  any judicial demand by any U.S. or foreign court, federal, state or  local  environmental  agency, alleging  (i)  any  spill,

               unauthorized discharge or release of any Hazardous Substance to the environment from, or  as  a  result of the operations on, the Vessels or other properties owned or operated by the

               Borrowers or (ii) violations of applicable laws, regulations or  permits  regarding  the generation,  storage,  handling,

               treatment, transportation, recycling, release or disposal of

               Hazardous Substances on or  as a result of operations on the

               Vessels or other properties and operations owned or operated by the Borrowers.

                    (c) It is understood by  the  parties  hereto that the

               above   mentioned   notices  are  solely  for  the  Lender's

               information, may not  otherwise  be  required by any U.S. or

               foreign   federal,   state  or  local  environmental   laws,

               regulations  or  ordinances,   and   are  to  be  considered

               confidential information by the Lender.

                    (d)  The term "environmental agency"  as  used  herein

               shall include,  but  not  be  limited  to, the United States

               Environmental  Protection  Agency, the United  States  Coast

               Guard, the United States Minerals  Management  Service,  the

               United   States   Department   of   Transportation  (in  its

               administration  of  the  Hazardous Materials  Transportation

               Act, 49 U.S.C. Section 1801, et  seq.) and other analogous  or similar  Governmental  Agencies  regulating or administering statutes, regulations or ordinances  relating to or imposing liability or standards of conduct concerning the generation,

               storage,   use,   production,   transportation,    handling,

               treatment,  recycling,  release or disposal of any Hazardous

               Substance.

               12.9 Environmental Indemnification.

                    (a) The Borrowers hereby  agree  to indemnify and hold

               the  Indemnitees  harmless  from  and against  any  and  all claims, losses, liability, damages  and injuries of any kind whatsoever asserted against any Indemnitee  with  respect to or  as  a  direct  result  of the presence, escape, seepage,

               spillage, release, leaking,  discharge or migration from the

               Vessels  or  other  properties  owned  or  operated  by  the

               Borrowers  of  any  Hazardous Substance,  including  without

               limitation,  any  claims   asserted  or  arising  under  any

               applicable environmental, health  and safety laws, codes and

               ordinances,  and  all  rules  and  regulations   promulgated

               thereunder  of  all  Governmental  Agencies,  regardless  of whether  or  not  caused  by  or within the control  of  the

               Borrowers.

                    (b) It is the parties' understanding  that neither the

               Lender nor any other Indemnitee does now, has never and does not intend in the future to exercise any operational control or maintenance over the Vessels or any other  properties and operations owned or operated by the Borrowers,  nor  has any of them in the past, presently, or intends in the future to,

               maintain  an  ownership interest in the Vessels or any other properties owned  or operated by the Borrowers except as may arise upon enforcement  of  the  Lender's  rights  under the

               Mortgages or the Security Agreement.

                    (c)   Should,   however,   the  Lender  or  any  other

               Indemnitee hereafter exercise any  ownership  interest in or operational control over the Vessels or any other properties owned or operated by the Borrowers, e.g., including  but not limited  to,  through  foreclosure,  then  the  above stated

               indemnity and hold harmless shall be limited with respect to any  actions  or  failures  to  act  by  the Lender or other

               Indemnitee   subsequent  to  exercising  such  interest   or

               operational control,  to  the extent such action or inaction by the Lender or other Indemnitee  is admitted by the Lender or  other  Indemnitee or is found by a  court  of  competent jurisdiction  to have caused or made worse any condition for which liability  is  asserted, including but not limited to,

               the presence, escape,  seepage, spillage, leaking, discharge or migration on or from  the  Vessels  or  other  properties

               owned   or  operated  by  the  Borrowers  of  any  Hazardous

               Substance.

                    (d)  The indemnity and hold harmless contained in this

               Section 12.9  shall  not  extend  to the Lender or any other

               Indemnitee in its or his capacity as  an  equity investor in the Borrowers or as an owner of any property  or interest as to  which  the Borrowers are also an owner but only  to  the

               Lender's capacity  as  a  lender  or  a  holder  of security interests.

               12.10 Notification of Total Loss.  In the event of any Total

          Loss  or  requisition  of  any  Vessel, the Borrowers shall  give written or telegraphic notice to  the  Lender  not later than ten

          (10) days after they have actual knowledge of such occurrence.

               12.11  Additional  Security.  The Borrowers shall,  at  such time as either Borrower or the Guarantor becomes the owner of any vessel, grant, or have such  owner  grant, a first preferred ship mortgage (or equivalent) to the Lender  covering  such vessel and securing the Borrowers' obligations hereunder.

               12.12  Year 2000 Compliance.  On or prior to March 31,  1999

          (the "Compliance  Date"),  the  Borrowers and the Guarantor shall take all actions necessary to insure  that  the automated systems used  by  the Borrowers and the Guarantor that  are  material  to

          their  operations   (collectively,  "Mission-Critical  Systems"),

          including without limitation,  software,  hardware and other data processing  devices,  shall  not  fail,  malfunction  or  produce incorrect  results with respect to data, calculations  and  other processing involving  dates  before,  as of or after December 31,

          1999,  regardless of the form of the date  data  is  received  or processed  (collectively  "Year  2000  Compliant"  or  "Year 2000

          Compliance").   Without limiting the generality of the foregoing,

          on  or  prior to the  Compliance  Date,  the  Borrowers  and  the

          Guarantor  shall  test  and  certify  that their Mission-Critical

          Systems are Year 2000 Compliant in accordance  with  commercially reasonable  practices and industry standards.  The Borrowers  and the Guarantor  agree  that  upon  the  reasonable  request of the

          Lender,   the   Borrowers  and  the  Guarantor  will  make  their

          employees,  consultants,   premises,  records  and  documentation

          available  to  the  Lender  with   respect  to  their  Year  2000

          Compliance efforts.

          Section 13. Negative Covenants of Borrowers. Until the payment in full of all amounts due under this Credit Agreement and the Notes by the Borrowers, the Borrowers and the Guarantor agree that they will not without the prior written consent of the Lender:

               13.1 Liens.  Create, incur, assume  or  suffer  to exist any lien (including any encumbrance or security interest) of any kind upon the Vessels or any of their other assets, revenues  or right to  receive  revenue  whether  now  owned  or hereafter acquired,

          except for the liens and other encumbrances  set forth below (the

          "Permitted Liens"):

                    (a)  liens  for  Taxes not at the time  delinquent  or

               thereafter payable without  penalty  or  being  contested in good  faith,  provided  provision  is  made  to  the  extent required  by  GAAP  for  the eventual payment thereof in the event it is found that such are payable by the Borrowers;

                    (b)  liens  of  carriers,   warehousemen,   mechanics,

               materialmen and landlords incurred in the ordinary course of business  for  sums  not overdue or being contested in  good faith, provided provision  is made to the extent required by

               GAAP for the eventual payment  thereof  in  the  event it is found that such sums are payable by the Borrowers;

                    (c) maritime liens:

                         (i) arising in the ordinary course of business by

                    operation of law that are being contested in good faith

                    by appropriate proceedings and for which reserves  have

                    been  made to the reasonable satisfaction of the Lender

                    or

                         (ii)   arising  in  connection  with  salvage  and

                    general average; or

                         (iii) arising in connection with crew wages claimed

                    but not paid;

                    (d) liens incurred  in the ordinary course of business

               in  connection  with  workmen's  compensation,  unemployment insurance  or  other  forms  of  governmental  insurance  or benefits, or to secure  performance of tenders and statutory obligations entered into  in the ordinary course of business or to secure obligations on  surety  or  appeal bonds in the ordinary course of business or easements,  rights of way and similar  encumbrances  incurred  in the ordinary  course  of business and not interfering with  the  ordinary  conduct of the business of the Borrowers;

                    (e) judgment liens in existence less than thirty  (30)

               days  after  the  entry  thereof  or  with  respect to which execution has been stayed or the payment of which is covered in full by insurance;

                    (f)  liens  required  by  the  terms  of  this  Credit

               Agreement; and

                    (g)  purchase  money  security interests in connection

               with Indebtedness referred to in Section 13.5(e) below.

               13.2 Line of Business.  Enter  into any new line of business unrelated to their present activities  after  the  date  of  this

          Credit Agreement.

               13.3 Consolidation,  Merger, Etc.  Consolidate with or merge with, or sell (whether in one  transaction  or  in  a  series  of transactions)  all  or  substantially  all of their assets to any

          Person.

               13.4 Modification of Agreements.  Amend, modify or otherwise change any of the Loan Documents.

               13.5 Indebtedness.  Incur any Indebtedness, except:

                    (a) the Advances and the Letters of Credit;

                    (b) accounts payable and accrued  liabilities incurred

               in the ordinary course of business;

                    (c)  letters  of  credit, performance  and  bid  bonds

               obtained by the Borrowers  in  the  ordinary course of their business,  other  than  the  Letters  of Credit,  up  to  an aggregate amount of USD 15,000,000.00 at any time;

                    (d) supersedes bonds obtained by  the Borrowers in the

               ordinary course of their business; and

                    (e)  purchase  money indebtedness in  connection  with

               capital expenditures but with no more than USD 500,000.00 of such debt being outstanding at any time.

               13.6 Reportable Event.  Cause or allow to occur a Reportable

          Event.

               13.7 Change of Legal Structure.  Cause or allow to occur any material change in their present  Certificate of Incorporation or

          By-Laws or change their jurisdiction of incorporation.

               13.8 Change of Place of Business.   Make  any  change in the

          address  of  their  principal  place  of business or their  chief executive  office  except upon thirty (30)  days'  prior  written notice to the Lender.

               13.9 Management   of   Vessels.   Change  the  flag,  class,

          ownership,  management  or control  of  the  Vessels  except  for changes disclosed to the  Lender prior to the date of this Credit

          Agreement.

               13.10 Subsidiaries.  Create  or  acquire  any  subsidiaries,

          unless  the  Borrowers notify the Lender of the creation  or  the acquisition of  such  subsidiary  and  such  subsidiary,  at  the

          Lender's request, guarantees the Borrowers' obligations hereunder in form and substance satisfactory to the Lender.

               13.11  Charter.   Cause  or  allow any Vessel to be bareboat

          chartered to any party for a period  longer  than  six (6) months without  the  prior written consent of the Lender, which  consent shall not be unreasonably withheld, or cause or allow any vessels to be chartered in for a term in excess of twelve (12) months.

               13.12 Modifications to Vessels.  Other than the upgrades and modifications commenced  on  or  before  the  date of this Credit

          Agreement  and  those made in the ordinary course  of  Borrowers'

          business,  cause  or   allow   any   change   in   the   physical

          characteristics  of  any  Vessel  that  would,  in the reasonable judgment of the Lender, materially interfere with the suitability of  such  Vessel  for  normal  commercial  offshore  construction operations;  the  consent  of the Lender to any such modification not to be unreasonably withheld.

               13.13 Sale of Vessel, Etc.   Sell,  transfer  or  assign any

          Vessel or Equipment, or any right to receive the revenue from any

          Vessel provided, however, that:

                    (a)  the  Borrowers  may sell, transfer or assign  any

               surplus or scrap equipment from  the Vessels or Equipment in the ordinary course of business in  an  amount  of up to USD

               500,000.00 annually; and

                    (b)  the  Borrowers  may sell, transfer or assign  any

               Equipment or any other equipment  from  the  Vessels if they first replace such items with equipment of equal  or greater value.

               13.14  Current  Ratio.  Permit the Current Ratio to be  less than 1.1 to 1 at any time.

               13.15  Working Capital.   Permit  its  consolidated  Working

          Capital to be less than USD 3,000,000.00 at any time.

               13.16 Fixed  Charge Coverage Ratio.  Permit its Fixed Charge

          Coverage Ratio to be  less than 1.7 to 1.0 during any quarter and on a rolling four quarter basis.

               13.17 Interest Coverage Ratio.  Permit its Interest Coverage

          Ratio to be less than 4.0  to  1.0  during  any  quarter and on a rolling four quarter basis.

               13.18 Debt Ratio.  Permit its Debt Ratio at any  time  to be greater than 35%.

               13.19  Net  Worth.  Permit its Net Worth to be less than the aggregate of (a) USD  85,000,000,  (b) seventy-five percent (75%)

          of positive net income for each fiscal  quarter,  on a cumulative basis commencing with the quarter beginning January 1,  1998, and

          (c)  seventy-five  percent  (75%)  of  future  offerings  by  the

          Guarantor of common stock or other equity of the Guarantor.

               13.20 Compliance with Federal Reserve Board Regulations.  No part  of  the  proceeds  of any Advance, and no Letter of Credit,

          will  be  used,  directly  or  indirectly,  for  the  purpose  of purchasing or carrying any margin  security within the meaning of

          Regulation U of the Board of Governors  of  the  Federal  Reserve

          System,  or  for the purpose of purchasing or carrying or trading in any securities  under  such  circumstances  as  to involve the

          Borrowers or the Guarantor in a violation of Regulation X of said

          Board or the Lender in a violation of Regulation U of said Board.

          In particular, without limitation of the foregoing,  neither  the

          Borrowers  nor the Guarantor will use any part of the proceeds of any Advance to be made hereunder to acquire for itself or for any other person  any  publicly-held  securities  of  any  kind.  The assets  of  the  Borrowers and the Guarantor do not and will  not

          include  any  margin   securities,  and  the  Borrowers  and  the

          Guarantor  have no present  intention  of  acquiring  any  margin

          securities.   As  used  in  this Section 13.20, the terms "margin

          security" and "purpose of purchasing  or carrying" shall have the meanings assigned to them in the aforesaid  Regulation U, and the term "publicly-held", in respect of securities,  shall  have  the meaning  assigned  to  it  in Section 220.7(a) of Regulation T of said  Board.  If requested by  the  Lender,  the  Borrowers  will furnish  to  the  Lender  a statement or statements in conformity with the requirements of Federal  Reserve Form U-1 referred to in said Regulation U.

               13.21 Loans and Investments.   Advance  funds  to,  or  make

          investments  in,  (whether  by  way  of  loan,  stock purchase or capital contribution) any Person other than in Cash Equivalents.

               13.22 Contracts with Affiliates.  Enter into any transaction with any director, officer, employee, shareholder or Affiliate of the Borrowers or the Guarantor except on terms no  less favorable to  the  Borrowers  than  the Borrowers could obtain in  an  arms

          length  transaction  with  Persons   not   affiliated   with  the

          Borrowers.

               13.23  Change  of  Management.  Cause or allow to occur  any material change in their present executive management.

               13.24 Lease Expense.   Incur  or pay more than USD 5,000,000

          per year for the lease or rental of  equipment,  vessels  or real property  other than rental for their principal place of business referred to in Section 11.9 above.

               13.25  Dividends.   Make  any  dividend  payments  or  other

          distributions  to  their  stockholders  or  redeem  or  otherwise acquire any of their stock.

               13.26 Use of Vessels.  Cause or allow any Vessel to  be used outside  of  U.S.  territorial  waters,  the  Gulf  of  Mexico or

          Venezuelan or Brazilian territorial waters.

               13.27  Fiscal  Years.  Change or allow to change, the fiscal year  of either Borrower or the  Guarantor  from  one  ending  on

          December 31.

          Section 14. Events of Default.

               14.1 Events.   An  "Event  of Default" shall exist if any of

          the following events shall occur and be continuing:

                    (a) The Borrowers shall  default  in  the  payment  or

               prepayment when due of any principal or interest on the Loan or  any  fees  or  other amount payable by them hereunder or under  any  other  Loan  Document  and  such  default  shall continue for three (3)  Business  Days  after such amount is due; or

                    (b) The Borrowers or the Guarantor  shall  default  in

               the  payment when due of any principal of or interest on any of their other Indebtedness in an aggregate amount in excess of USD  100,000.00;  or  any  event  specified  in any note,

               agreement,   indenture  or  other  document  evidencing   or

               relating to any  such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time  or  both)  to  permit  the  holder  or holders  of  such  Indebtedness  (or  a  trustee or agent on

               behalf   of   such   holder  or  holders)  to  cause,   such

               Indebtedness to become due prior to its stated maturity; or

                    (c) Any representation, warranty or certification made

               or deemed made herein  or  in any other Loan Document by the

               Borrowers or the Guarantor or  any  certificate furnished to the Lender pursuant to the provisions  hereof  or  any other

               Loan  Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                    (d)  The  Borrowers  or  the  Guarantor  shall fail to

               perform  or  observe any provision of the Loan Documents  to which they are  parties  and  such  failure  shall  continue unremedied for a period of ten (10) Business Days after  (i)

               the  failure  arises and (ii) the Borrowers or the Guarantor have knowledge  of  such  failure, or ten (10) Business Days after the Lender gives the Borrowers notice of such failure;

               or

                    (e) The Borrowers or  the  Guarantor  shall  admit  in

               writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                    (f) The Borrowers or the Guarantor shall (i) apply for

               or   consent  to  the  appointment  of,  or  the  taking  of

               possession  by, a receiver, custodian, trustee or liquidator of itself or  of  all or a substantial part of its property,

               (ii)  make a general  assignment  for  the  benefit  of  its creditors,  (iii)  commence  a voluntary case under the U.S.

               Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to  bankruptcy, insolvency, reorganization,  winding-up,  or composition or readjustment of debts, (v) fail to controvert in a  timely and appropriate manner, or acquiesce in writing to, any  petition  filed  against  it in an involuntary case under the U.S. Bankruptcy Code, or (vi)  take  any corporate action for the purpose of effecting any of the foregoing; or

                    (g)  A proceeding or case shall be commenced,  without

               the application or consent of the Borrowers or the Guarantor in any court  of  competent  jurisdiction,  seeking  (i) its liquidation,  reorganization, dissolution or winding-up,  or the composition  or  readjustment  of  its  debts,  (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrowers or the Guarantor or of all  or any substantial  part  of  the  assets  of any of them, or (iii)

               similar relief in respect of the Borrowers  or the Guarantor

               under   any   law   relating   to   bankruptcy,  insolvency,

               reorganization, winding-up, or composition  or adjustment of

               debts,   and   such   proceeding   or  case  shall  continue

               undismissed, or an order, judgment or  decree  approving  or ordering  any of the foregoing shall be entered and continue unstayed and  in effect, for a period of sixty (60) days; or

               an order for relief  against  the Borrowers or the Guarantor shall  be  entered in an involuntary  case  under  the  U.S.

               Bankruptcy Code; or

                    (h) A  judgment  for the payment of money in excess of

               USD 150,000.00 shall be  rendered  by a court against any of the Borrowers or the Guarantor and the  same  shall  not  be

               discharged   (or  provision  shall  not  be  made  for  such

               discharge), or  a  stay  of  execution  thereof shall not be procured,  within thirty (30) days from the  date  of  entry thereof and  the  Borrowers  or the Guarantor, respectively,

               shall not, within said period  of  thirty (30) days, or such longer period during which execution  of the same shall have been  stayed,  appeal  therefrom  and  cause  the  execution thereof to be stayed during such appeal; or

                    (i) The Guaranty shall cease to be  in  full force and

               effect.

          THEN,  or  at  any time thereafter, while any such event  remains unremedied or uncured:

               The Lender  may,  upon  written  notice  to  the  Borrowers,

          terminate the Commitment to make Advances or to issue Letters  of

          Credit  and/or  declare  the  entire outstanding unpaid principal amount of the Notes, all Breakage  Costs and all interest accrued and unpaid thereon and all other amounts  payable  hereunder  and thereunder  to  be  forthwith due and payable, whereupon the same shall become immediately  due  and  payable, without presentment,

          demand, protest or further notice of  any  kind, all of which are hereby expressly waived by the Borrowers and also demand that the

          Borrowers  cooperate with it in order to permit  any  outstanding

          Letters of Credit to be terminated, or if such termination cannot be accomplished,  the  Borrowers shall deposit with the Lender an amount equal to the aggregate  amounts of any outstanding Letters of Credit which deposit shall be  held  by the Lender as security until  all  of the Letters of Credit are terminated  or  expire..

          The  Lender  may   immediately  and  without  expiration  of  any

          additional period of grace, enforce payment of all obligations of the Borrowers under  this  Credit  Agreement and under the Notes.

          In addition, the Lender may exercise  any or all of such remedies as  may  be  available  to  it under applicable  law  or  granted pursuant to the Loan Documents.

               Any  declaration  made pursuant  to  this  Section  14.1  is subject  to  the  condition  that,  if  at  any  time  after  the outstanding principal  of  the  Notes  shall  have become due and payable, and before any foreclosure action has  been taken by the

          Lender  under  any  of  the  Loan Documents to realize  upon  the security provided by such documents,  all  Breakage Costs and all arrears of interest upon the Notes and all other obligations owed to the Lender (except that principal of the  Notes  which by such declaration shall have become payable) shall have been duly paid,

          and every other default and Event of Default shall have been made good waived or cured, then the Lender may, by written  notice  to the  Borrowers,  rescind  and  annul  such  declaration  and  its consequences; but no such rescission or annulment shall extend to or  affect  any  subsequent default or Event of Default or impair any right consequent thereon.

               14.2 Change of  Control.  If at any time while any amount is outstanding under this  Credit  Agreement  or  the  Lender  has a

          Commitment  hereunder,  any Person other than DSND Sondenfjeldske

          ASA shall acquire after the  date hereof more than thirty percent

          (30%)  of the then outstanding  stock  of  the  Guarantor  having ordinary  voting  power, a "Change of Control" shall be deemed to have occurred.  The  Borrowers  shall  promptly, but in any event within  ten  (10) days give written notice  to  the  Lender  upon obtaining knowledge  of  an  event which is or would constitute a

          Change of Control.  The Lender  shall,  upon  the  happening of a

          Change  of  Control, have the privilege of declaring all  amounts outstanding under  this Credit Agreement to be due and payable on a date not earlier than  ten  (10)  days  from  the  date  of the exercise  of  said privilege.  All amounts outstanding under this

          Credit Agreement  shall  thereupon  become due and payable on the date specified in the notice sent to  the Borrowers by the Lender including  the  principal amount thereof  plus  accrued  interest thereon to the accelerated  maturity date and any amounts owed by the Borrowers or the Guarantor  to  the  Lender  pursuant to this

          Credit Agreement.

          Section 15. Minimum Value, Evaluation and Additional Security.

               15.1 Minimum  Value.   The  total fair market value  of  the

          Vessels as determined pursuant to Section 15.2 below shall not be less  than  285%  of  the  principal  amounts  outstanding  under

          Facility A at any time.

               15.2 Evaluation.  On two occasions annually, or at any other additional time when, in the reasonable  judgment  of  the Lender there has been an adverse development in the fair market value of any Vessel, upon the written request of the Lender, the Borrowers will  promptly obtain at the Borrowers' expense an evaluation  of the Vessels  by  a reputable independent ship broker or appraiser selected by the Borrowers  but  acceptable to the Lender.  In the event that any such evaluation establishes  that  the fair market value of the Vessels is less than the amount required  by Section

          15.1  above  at  the time of the evaluation, the Borrowers  shall within twenty (20)  days of such shortfall (but at the Borrowers'

          option) either:

                    (a) provide  additional  collateral  acceptable to the

               Lender to insure that the fair market value  of  the Vessels as  determined  pursuant  to  this  Section  15.2  and  such additional  collateral  is  equal  to  at  least  the amount required by Section 15.1(a) above; or

                    (b)  prepay  the  Loan  in the manner provided for  in

               Section 7.5 above in an amount  as  is  necessary  to insure that  the  fair  market  value  of the Vessels as determined pursuant  to  this  Section  15.2 is  at  least  the  amount required by Section 15.1(a) above after such reductions have been made; or

                    (c) a combination of (a)  and  (b)  above  which shall

               result   in  the  fair  market  value  of  the  Vessels  and

               additional collateral as determined pursuant to this Section

               15.2 being  at  least the amount required by Section 15.1(a)

               above.

               15.3 Failure to Maintain  Minimum Value.  The failure of the

          Borrowers to take action under Section  15.2(a), (b) or (c) above after  being  required to do so under Section  15.2  above  which failure shall result  in the fair market value of Vessels and any additional collateral as  determined  pursuant  to  Section  15.2 above  remaining  below  the  amount  required by Section 15.1(a)

          above  for  twenty  (20)  or  more days after  the  date  of  the shortfall shall constitute an immediate  Event  of  Default under

          Section 14.1 of this Credit Agreement and shall give  the  Lender the  right to immediately exercise any or all of its rights under such Section.

          Section 16. [Intentionally Omitted].

          Section 17. Miscellaneous.

               17.1 Entire  Agreement.   This  Credit  Agreement  with  its

          Schedule   and   Exhibits   embodies  the  entire  agreement  and

          understanding between the parties hereto and supersedes all prior agreements and understandings  relating  to  the  subject  matter hereof.

               17.2 No  Waiver.   No  failure  to exercise, and no delay in

          exercising  any right, power or remedy  hereunder  or  under  any document delivered  pursuant hereto shall impair any right, power or remedy which the Lender  may have, nor shall any such delay be construed  to  be  a waiver of any  of  such  rights,  powers  or remedies, or an acquiescence  in any breach or default under this

          Credit  Agreement or any document  delivered pursuant hereto, nor shall  any  waiver  of  any breach or default  of  the  Borrowers

          hereunder  be  deemed  a  waiver   of   any   default  or  breach

          subsequently occurring.  The rights and remedies herein specified are cumulative and not exclusive of any rights  or remedies which the Lender would otherwise have.

               17.3 Survival.    All   representations,   warranties    and

          agreements  herein  contained  on the part of the Borrowers shall survive the making of the Advances or the issuance of the Letters of Credit hereunder and all such representations, warranties, and agreements  shall be effective as  long  as  any  amount  arising pursuant to the  terms  of  this  Credit  Agreement  or the Notes remains unpaid.

               17.4 Notices.

                    (a) All notices, requests, consents, demands, and other

               communications provided for or permitted hereunder  shall be effective  three (3) days after being duly deposited in  the mails, certified,  return receipt requested, or upon receipt if delivered to Federal  Express  or similar courier company or transmitted by telefax, addressed to the respective party at the address set forth below.

          Borrowers and Guarantor: Horizon Offshore, Inc.
                                   Horizon Vessels, Inc.
                                   Horizon Offshore Contractors, Inc.
                                   2500 CityWest Boulevard, Suite 2200
                                   Houston, Texas 77042
                                   Attention:Chief Financial Officer
                                   Telefax No.: (713) 361-2677

          Lender:                  Den norske Bank ASA
                                   200 Park Avenue
                                   New York, N.Y. 10166-0396
                                   Attention: Customer Service Telefax No.:
          (212) 681-4123

          with copies to:          Den  norske  Bank   ASA,  Representative
          Office
                                   333 Clay, Suite 4890
                                   Houston, Texas 77002
                                   Attention: Byron L. Cooley  Telefax No.:
          (713) 757-1167

               17.5 Termination.   This  Credit  Agreement  shall terminate

          when  all  obligations of the Borrowers incurred under  the  Loan

          Documents shall have been discharged in full.

               17.6 Severability of Provisions.  In case any one or more of the provisions  contained  in  this  Credit  Agreement  should be invalid,  illegal  or unenforceable in any respect, the validity,

          legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               17.7 Successors and Assigns.  This Credit Agreement shall be binding upon and inure  to  the  benefit of the Borrowers and the

          Lender  and their respective successors  and  permitted  assigns;

          provided,  however,  that  the  Borrowers  may not transfer their rights to borrow under this Credit Agreement  without  the  prior written consent of the Lender.

               17.8 Assignment and Participation.

                    (a)  Subject to compliance with the provisions of this

               Section 17.8,  the  Lender shall have the right to assign or grant participations  in  all  or part of the obligations of the Borrowers outstanding under this Credit Agreement or the

               Notes  evidencing  such obligations  to  Affiliates  of  the

               Lender  or  to  any  foreign,   federal   or  state  banking

               institution,   savings  and  loan  association  or   finance

               company.

                    (b) The Lender  shall  inform the Borrowers in advance

               as to any proposed assignment by the Lender and the identity

               of the prospective assignee.   The  consent of the Borrowers

               shall not be necessary for any assignment of all or any part of the Lender's interest under this Credit  Agreement to any

               Affiliate  of  the  Lender,  any foreign, federal  or  state banking institution, savings and loan association or finance

               company  or  for  any  participation.    As   to  any  other

               assignment the consent of the Borrowers shall be required.

                    (c)  The  Lender may sell participations (without  the

               consent of the Borrowers)  to  one or more parties, in or to all or a portion of its rights and  obligations  under  this

               Credit  Agreement,  the  Notes and the other Loan Documents;

               provided,  that  (i)  the Lender"s  obligations  under  this

               Credit Agreement shall  remain  unchanged,  (ii)  the Lender shall remain solely responsible to the other parties  hereto for  the  performance  of  such  obligations  and  (iii) the

               Borrowers  and  the  Guarantor shall continue to deal solely and directly with the  Lender in connection with this Credit

               Agreement, the Notes and the other Loan Documents.

                    (d) The Borrowers  hereby  agree  to  assist  with any

               assignment  made  pursuant to this Section 17.8 by executing and  delivering  any  documents  or  instruments  reasonably

               requested  by  the  Lender   in  connection  with  any  such

               assignment, including but not limited to, amendments to this

               Credit Agreement, consents to  assignments or new promissory notes.

               17.9 Counterparts.  This Credit Agreement may be executed in any  number of counterparts, all of which  taken  together  shall constitute  one  agreement, and any party hereto may execute this

          Credit Agreement by signing any such counterpart.

               17.10 Jurisdiction.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT

          TO THIS CREDIT AGREEMENT  AND  THE NOTES MAY BE INSTITUTED IN THE

          COURTS OF THE STATE OF NEW YORK  OR  THE  UNITED  STATES DISTRICT

          COURT  FOR  THE SOUTHERN DISTRICT OF NEW YORK.  BY EXECUTION  AND

          DELIVERY OF THIS  CREDIT  AGREEMENT THE LENDER, THE BORROWERS AND

          THE  GUARANTOR  IRREVOCABLY AND  UNCONDITIONALLY  SUBMIT  TO  THE

          JURISDICTION   OF  EACH   SUCH   COURT,   AND   IRREVOCABLY   AND

          UNCONDITIONALLY  WAIVE  (i)  ANY  OBJECTION  THE  BORROWERS,  THE

          GUARANTOR,  OR THE LENDER MAY NOW OR HEREAFTER HAVE TO THE LAYING

          OF VENUE IN ANY  OF  SUCH  COURTS,  AND  (ii) ANY CLAIMS THAT ANY

          ACTION  OR  PROCEEDING  BROUGHT IN ANY OF SUCH  COURTS  HAS  BEEN

          BROUGHT  IN  AN  INCONVENIENT  FORUM.   PROVIDED,  HOWEVER,  THAT

          NOTHING IN THIS SECTION  17.10  SHALL LIMIT OR RESTRICT THE RIGHT

          OF THE LENDER TO BRING SUIT AGAINST THE BORROWERS, THE GUARANTOR,

          THE VESSELS OR ANY EARNINGS OR REVENUES  OF  THE VESSELS ANYWHERE

          IN THE WORLD TO ENFORCE THE SECURITY PROVIDED IN THE MORTGAGE AND

          THE SECURITY AGREEMENT.

               17.11 Choice of Law.  THIS CREDIT AGREEMENT  AND  THE  NOTES

          ISSUED  HEREUNDER  AND ALL ISSUES ARISING IN CONNECTION WITH THIS

          CREDIT AGREEMENT AND  THE  TRANSACTIONS CONTEMPLATED HEREBY SHALL

          BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS

          OF THE STATE OF NEW YORK, EXCEPT  THAT  (i)  WITH  RESPECT TO THE

          PROVISIONS  OF THIS CREDIT AGREEMENT AND THE NOTES WHICH  PROVIDE

          FOR  OR  RELATE   TO  THE  PAYMENT  OF  INTEREST,  PROVISIONS  OF

          APPLICABLE FEDERAL  LAW  WHICH  PERMIT  THE  LENDER TO CHARGE THE

          HIGHER OF THE RATE PERMITTED BY SUCH APPLICABLE  LAW  OR  BY  THE

          LAWS  OF THE STATE IN WHICH THE LENDER IS LOCATED SHALL BE DEEMED

          GOVERNING  AND  CONTROLLING,  AND  (ii)  THE  LENDER'S RIGHTS AND

          REMEDIES   WITH  RESPECT  TO  THE  REAL  PROPERTY  SECURING   THE

          INDEBTEDNESS AND OBLIGATIONS SHALL BE GOVERNED BY THE LAWS OF THE

          JURISDICTION IN WHICH SUCH REAL PROPERTY IS LOCATED.

               17.12 Waiver  of  Jury  Trial.  THE BORROWERS, THE GUARANTOR

          AND THE LENDER HEREBY WAIVE THE  RIGHT  TO  TRIAL  BY JURY IN ANY

          JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY

          OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT,  CONTRACT OR

          OTHERWISE) IN ANY WAY ARISING OUT, RELATED TO, OR CONNECTED  WITH

          THIS   CREDIT  AGREEMENT,  ANY  OF  THE  LOAN  DOCUMENTS  OR  THE

          RELATIONSHIP ESTABLISHED HEREUNDER.

               17.13  Amendment  and  Waiver.  Except as otherwise provided herein, no provision of this  Credit  Agreement  may  be amended,

          modified,    supplemented,   changed,   waived,   discharged   or

          terminated, unless all parties hereto consent in writing.

               17.14 No  Oral  Agreements.   THIS  WRITTEN CREDIT AGREEMENT

          WITH  ITS SCHEDULE AND EXHIBITS REPRESENTS  THE  FINAL  AGREEMENT

          BETWEEN  THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF AND MAY

          NOT BE CONTRADICTED  BY  EVIDENCE  OF  PRIOR,  CONTEMPORANEOUS OR

          SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               17.15 Headings, Etc.  The table of contents  of  this Credit

          Agreement  and  the  headings of various sections and subsections herein  are for convenience  of  reference  only  and  shall  not modify, define,  expand  or  limit any of the terms or provisions hereof.  References to sections  or subsections without reference to the document in which they are  contained  are  references  to this Credit Agreement.

               17.16  Taxes.   Any  Taxes  payable  or ruled payable by any

          Government Agency in respect of this Credit  Agreement, the Notes or any other Loan Document, other than any Tax  on or measured by the  income  of  the  Lender,  shall  be  paid  by the Borrowers,

          together with any interest and penalties.

               17.17  Controlling  Agreement.  In the event of  a  conflict between the provisions of  this Credit Agreement and those of any other  Loan Document, the provisions  of  this  Credit  Agreement shall control.

               IN  WITNESS  WHEREOF,  the  parties  hereto have caused this

          Credit  Agreement  to be executed as of the day  and  year  first above written.

                                        HORIZON VESSELS, INC.


                                        By:

                                        Name:  /s/ David W. Sharp

                                        Title:   Executive Vice President
                                                 and Chief Financial Officer


                                        HORIZON OFFSHORE CONTRACTORS, INC.


                                        By:

                                        Name:  /s/ David W. Sharp

                                        Title:    Executive Vice President
                                                  and Chief Financial Officer


                                        HORIZON OFFSHORE, INC.


                                        By:

                                        Name:  /s/ David W. Sharp

                                        Title:     Executive Vice President
                                                   and Chief Financial Officer



                                        DEN NORSKE BANK ASA


                                        By:

                                        Name:   /s/ Morten Bjornsen

                                        Title:




                                        By:

                                        Name:   /s/ Byron Cooley

                                        Title:



                                      SCHEDULE 1

                                       VESSELS

           ----------------------------------------------------------------
                                       Official
                  Name          Flag    No.       Type          Owner

           ----------------------------------------------------------------
           CAJUN HORIZON      U.S.A.   |620491 Pipelay      Horizon
                                       |       Barge        Vessels, Inc.
           ----------------------------------------------------------------
           PHOENIX HORIZON    Vanuatu  |1037   Pipelay      Horizon
                                       |       Barge        Vessels, Inc.
           ----------------------------------------------------------------
           AMERICAN HORIZON   U.S.A.   294383  Pipelay      Horizon
                                               Barge        Vessels, Inc.
           ----------------------------------------------------------------
           GULF HORIZON       U.S.A.   514595  Pipelay      Horizon
                                               Barge        Vessels, Inc.
           ----------------------------------------------------------------
           LONE STAR HORIZON  U.S.A.   |285456 Pipelay      Horizon
                                       |       Barge        Vessels, Inc.
           ----------------------------------------------------------------
           CANYON HORIZON     Vanuatu  |1093   Bury Barge   Horizon
                                       |                    Vessels, Inc.
           ----------------------------------------------------------------
           DSND STEPHANITURM  Bahamas  |725330 Diving       Horizon
                                       |       Support      Vessels, Inc.
                                       |       Vessel
           ----------------------------------------------------------------
           PACIFIC HORIZON    U.S.A.   |1100   Derrick      Horizon
                                       |       Barge        Vessels, Inc.
           ----------------------------------------------------------------



                                                             Exhibit A-1 to
                                                           Credit Agreement

                         AMENDED AND RESTATED PROMISSORY NOTE
                                      Facility A

          USD 30,000,000.00                                   May ___, 1998


               FOR VALUE RECEIVED,  HORIZON  VESSELS,  INC.,  a corporation organized  and  existing under the laws of the State of  Delaware and HORIZON OFFSHORE  CONTRACTORS,  INC., a corporation organized

          and   existing   under  the  laws  of  the  State   of   Delaware

          (collectively, the  "Borrowers")  hereby  jointly  and  severally promise to pay to DEN NORSKE BANK ASA (the "Payee"), or order, on or  before  July 31, 2003, or otherwise, as hereinafter provided,

          THIRTY MILLION AND NO/100 DOLLARS OF THE UNITED STATES OF AMERICA

          (USD 30,000,000.00)  and to pay interest on the unpaid portion of said principal sum outstanding  from time to time, as hereinafter provided.

                                PRINCIPAL AND INTEREST

               1.1  (a)  Interest on this Note  shall  be  payable  at  the times and the rates as provided in Section 6.1 of the Amended and

          Restated  Credit  Agreement  (the "Credit Agreement") dated as of

          May ___, 1998, among the Borrowers,  Horizon  Offshore,  Inc. and the Payee.

                    (b)  In  case  any payment of principal or interest  is

          not paid when due, additional  interest at the rate determined as provided in Section 6.4 of the Credit  Agreement shall be payable on all overdue principal and, to the extent  that the same may be lawful, on all overdue interest.

               1.2  Interest   shall  be  calculated  on  the   outstanding

          principal amounts as provided in Section 6.1(c) and 6.1(d) of the

          Credit Agreement.

               1.3  The principal of this Note shall be payable as provided in Section 7.3 of the Credit Agreement.

               1.4  Notwithstanding  any  provision  of  this  Note  to the contrary, in no event shall the aggregate amount of consideration which  constitutes  interest  under  any  applicable law which is contracted for, charged or received hereunder  or under this Note

          ("Interest")  exceed  the maximum amount of nonusurious  interest allowed by law, and any excess shall be credited on this Note (or if all obligations under  this Note shall have been paid in full,

          refunded to the Borrowers).   For  purposes of the foregoing, the

          maximum amount of interest allowed by  law shall be calculated by determining the amount of interest that  could be contracted for,

          charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to  time by applicable law as is now or, to the extent allowed by law,  as  may hereafter be in effect (the "maximum nonusurious interest rate")  and,  if  at any  time the rate of Interest to accrue would exceed the maximum nonusurious  interest  rate, the rate of Interest to accrue under this Note shall be limited  to  the  maximum nonusurious interest rate, but any subsequent reductions in the LIBOR Rate (as defined in the Credit Agreement) shall not reduce the rate of Interest to accrue on this Note below the maximum  nonusurious  interest rate until the total amount of Interest accrued and paid on  this Note equals the amount of Interest which could have accrued if  a rate per annum equal to the LIBOR Rate plus 3% or the Prime Rate  plus

          1/2% had at all times been in effect.

                                       SECURITY

               2.1  This  Note  is  issued under and pursuant to the Credit

          Agreement and is secured by,  among  other things, ship mortgages

          on various vessels owned by the Borrowers   (the  "Mortgages"), a

          Deed of Trust on certain real estate and improvements  located in

          Port Arthur, Jefferson County, Texas (the "Deed of Trust")  and a

          Security  Agreement  on  certain other assets and revenues of the

          Borrowers (the "Security Agreement").   Reference  is hereby made

          to the Credit Agreement, the Mortgages, the Deed of Trust and the

          Security  Agreement  for  a  description of the property  thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Borrowers  and  the  Payee  with respect to such security as provided in the Mortgages, the Deed of Trust and the Security Agreement.  Payment of this Note may be  demanded by the  holder  hereof  prior  to  the  maturity  of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Credit Agreement.

               2.2  This  Note  evidences the advances made  by  the  Payee under Facility A of the  Credit Agreement.  This Note is given in amendment, restatement and  extension of that certain Amended and

          Restated Promissory Note dated  December 30, 1997 of the Borrower

          to   the  Payee  in  the  original  principal   amount   of   USD

          20,000,000.00  and  the  indebtedness evidenced thereby and liens securing such Promissory Note  are  not  extinguished  hereby but carried forward.

                                    MISCELLANEOUS

               3.1  All parties hereto, including endorsers hereof,  hereby waive  presentment  for  payment,  demand,  protest and notice of protest and non-payment hereof and hereby consent  that  any  and all  securities  or  other  property,  if any, held by or for the holders  hereof  at any time as security for  this  Note  may  be exchanged, released  or  surrendered and that the time of payment of this Note may be extended,  all  in the sole discretion of the holder hereof and without notice and  without  affecting  in  any manner the liability of the parties hereto.

               3.2  No  course  of  dealing  between  the Borrowers and the

          Payee  in  exercising  any rights hereunder shall  operate  as  a waiver of any right of any  holder except to the extent expressly waived in writing by such holder.

               3.3  Whenever any payment  to be made hereunder shall be due on a day which is not a Business  Day, the due date thereof shall be  extended  to  the  next succeeding  Business  Day;  provided,

          however, that if such next  succeeding  Business  Day is in a new calendar month, then the payment

          required  hereunder  shall  be  made  on  the  last Business  Day

          preceding  the  original  date on which payment was  due.   If  a

          payment of principal has been  extended  pursuant to this Section

          3.3,  interest  shall  be  payable  on  such  principal   at  the

          applicable rate during such extension.

               3.4  Any  notice to be given pursuant to this Note shall  be given in accordance with Section 17.4 of the Credit Agreement.

               3.5  THIS  NOTE  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN

          ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCEPT

          THAT WITH RESPECT  TO  THE  PROVISIONS OF THIS NOTE WHICH PROVIDE

          FOR  OR RELATE TO THE PAYMENT  OF  INTEREST,  ANY  PROVISIONS  OF

          APPLICABLE  FEDERAL  LAW  WHICH  PERMIT  THE  PAYEE TO CHARGE THE

          HIGHER OF THE RATE PERMITTED BY SUCH APPLICABLE  LAW  OR  BY  THE

          LAWS  OF  THE STATE IN WHICH THE PAYEE IS LOCATED SHALL BE DEEMED

          GOVERNING AND CONTROLLING.

               3.6  THE  BORROWERS  HEREBY  WAIVE  TRIAL  BY  JURY  IN  ANY

          JUDICIAL PROCEEDING TO WHICH THEY ARE A PARTY INVOLVING, DIRECTLY

          OR  INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR

          OTHERWISE)  IN  ANY  WAY ARISING OUT OF, RELATED TO, OR CONNECTED

          WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

               3.7  Capitalized  terms  used  in  this Note but not defined herein  shall  have  the  meanings given to them  in  the  Credit

          Agreement.

               IN WITNESS WHEREOF, the  Borrowers  have caused this Note to be duly executed the day and year first above written.

                                        HORIZON VESSELS, INC.



                                        By:

                                        Name:

                                        Title:




                                        HORIZON OFFSHORE CONTRACTORS, INC.



                                        By:

                                        Name:

                                        Title:






                                                             Exhibit A-2 to
                                                           Credit Agreement

                         AMENDED AND RESTATED PROMISSORY NOTE
                                      Facility B

          USD 20,000,000.00                                   May ___, 1998


               FOR  VALUE RECEIVED, HORIZON VESSELS,  INC.,  a  corporation organized and  existing  under  the laws of the State of Delaware and HORIZON OFFSHORE CONTRACTORS,  INC.,  a corporation organized

          and   existing   under   the  laws  of  the  State  of   Delaware

          (collectively,  the "Borrowers")  hereby  jointly  and  severally promise to pay to DEN NORSKE BANK ASA (the "Payee"), or order, on or before July 31,  2000,  or otherwise, as hereinafter provided,

          TWENTY MILLION AND NO/100 DOLLARS OF THE UNITED STATES OF AMERICA

          (USD 20,000,000.00) and to pay  interest on the unpaid portion of said principal sum outstanding from  time to time, as hereinafter provided.

                                PRINCIPAL AND INTEREST

               1.1  (a)  Interest  on this Note shall  be  payable  at  the times and the rates as provided in Section 6.1 of the Amended and

          Restated Credit Agreement  (the  "Credit  Agreement") dated as of

          May ___, 1998, among the Borrowers, Horizon  Offshore,  Inc.  and the Payee.

                    (b)  In  case  any  payment of principal or interest is

          not paid when due, additional interest  at the rate determined as provided in Section 6.4 of the Credit Agreement  shall be payable on all overdue principal and, to the extent that the  same may be lawful, on all overdue interest.

               1.2  Interest   shall   be  calculated  on  the  outstanding

          principal amounts as provided in Section 6.1(c) and 6.1(d) of the

          Credit Agreement.

               1.3  The principal of this Note shall be payable as provided in Section 7.3 of the Credit Agreement.

               1.4  Notwithstanding any  provision  of  this  Note  to  the contrary, in no event shall the aggregate amount of consideration which  constitutes  interest  under  any  applicable law which is contracted for, charged or received hereunder  or under this Note

          ("Interest")  exceed  the maximum amount of nonusurious  interest allowed by law, and any excess shall be credited on this Note (or if all obligations under  this Note shall have been paid in full,

          refunded to the Borrowers).   For  purposes of the foregoing, the

          maximum amount of interest allowed by  law shall be calculated by determining the amount of interest that  could be contracted for,

          charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to  time by applicable law as is now or, to the extent allowed by law,  as  may hereafter be in effect (the "maximum nonusurious interest rate")  and,  if  at any  time the rate of Interest to accrue would exceed the maximum nonusurious  interest  rate, the rate of Interest to accrue under this Note shall be limited  to  the  maximum nonusurious interest rate, but any subsequent reductions in the LIBOR Rate (as defined in the Credit Agreement) shall not reduce the rate of Interest to accrue on this Note below the maximum  nonusurious  interest rate until the total amount of Interest accrued and paid on  this Note equals the amount of Interest which could have accrued if  a rate per annum equal to the LIBOR Rate plus 3% or the Prime Rate  plus

          1/2%  or  the Prime Rate plus 2 and 1/2% had at all times been in effect.

                                       SECURITY

               2.1  This  Note  is  issued under and pursuant to the Credit

          Agreement and is secured by,  among  other things, ship mortgages

          on various vessels owned by the Borrowers   (the  "Mortgages"), a

          Deed of Trust on certain real estate and improvements  located in

          Port Arthur, Jefferson County, Texas (the "Deed of Trust")  and a

          Security  Agreement  on  certain other assets and revenues of the

          Borrowers (the "Security Agreement").   Reference  is hereby made

          to the Credit Agreement, the Deed of Trust, the Mortgages and the

          Security  Agreement  for  a  description of the property  thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Borrowers  and  the  Payee  with respect to such security as provided in the Mortgages, the Deed of Trust and the Security Agreement.  Payment of this Note may be  demanded by the  holder  hereof  prior  to  the  maturity  of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Credit Agreement.

               2.2  This Note evidences the advances made by the Payee, and the  Borrowers'  obligations  to  make Indemnity Payments,  under

          Facility  B  of the Credit Agreement.   This  Note  is  given  in

          amendment, restatement  and extension of that certain Amended and

          Restated Promissory Note  dated December 30, 1997 of the Borrower

          to  the  Payee  in  the  original   principal   amount   of   USD

          20,000,000.00  and  the  indebtedness evidenced thereby and liens securing such Promissory Note  are  not  extinguished  hereby but carried forward.

                                    MISCELLANEOUS

               3.1  All parties hereto, including endorsers hereof,  hereby waive  presentment  for  payment,  demand,  protest and notice of protest and non-payment hereof and hereby consent  that  any  and all  securities  or  other  property,  if any, held by or for the holders  hereof  at any time as security for  this  Note  may  be exchanged, released  or  surrendered and that the time of payment of this Note may be extended,  all  in the sole discretion of the holder hereof and without notice and  without  affecting  in  any manner the liability of the parties hereto.

               3.2  No  course  of  dealing  between  the Borrowers and the

          Payee  in  exercising  any rights hereunder shall  operate  as  a waiver of any right of any  holder except to the extent expressly waived in writing by such holder.

               3.3  Whenever any payment  to be made hereunder shall be due on a day which is not a Business  Day, the due date thereof shall be  extended  to  the  next succeeding  Business  Day;  provided,

          however, that if such next  succeeding  Business  Day is in a new calendar month, then the payment

          required  hereunder  shall  be  made  on  the  last Business  Day

          preceding  the  original  date on which payment was  due.   If  a

          payment of principal has been  extended  pursuant to this Section

          3.3,  interest  shall  be  payable  on  such  principal   at  the

          applicable rate during such extension.

               3.4  Any  notice to be given pursuant to this Note shall  be given in accordance with Section 17.4 of the Credit Agreement.

               3.5  THIS  NOTE  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN

          ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCEPT

          THAT WITH RESPECT  TO  THE  PROVISIONS OF THIS NOTE WHICH PROVIDE

          FOR  OR RELATE TO THE PAYMENT  OF  INTEREST,  ANY  PROVISIONS  OF

          APPLICABLE  FEDERAL  LAW  WHICH  PERMIT  THE  PAYEE TO CHARGE THE

          HIGHER OF THE RATE PERMITTED BY SUCH APPLICABLE  LAW  OR  BY  THE

          LAWS  OF  THE STATE IN WHICH THE PAYEE IS LOCATED SHALL BE DEEMED

          GOVERNING AND CONTROLLING.

               3.6  THE  BORROWERS  HEREBY  WAIVE  TRIAL  BY  JURY  IN  ANY

          JUDICIAL PROCEEDING TO WHICH THEY ARE A PARTY INVOLVING, DIRECTLY

          OR  INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR

          OTHERWISE)  IN  ANY  WAY ARISING OUT OF, RELATED TO, OR CONNECTED

          WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

               3.7  Capitalized  terms  used  in  this Note but not defined herein  shall  have  the  meanings given to them  in  the  Credit

          Agreement.

               IN WITNESS WHEREOF, the  Borrowers  have caused this Note to be duly executed the day and year first above written.

                                        HORIZON VESSELS, INC.



                                        By:

                                        Name:

                                        Title:




                                        HORIZON OFFSHORE CONTRACTORS, INC.



                                        By:

                                        Name:

                                        Title: